UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 240.14a-12

BRIDGELINE DIGITAL, INC.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

100 Sylvan Road, Suite G700

Woburn, Massachusetts 01801

(781) 376-5555

August 7, 2025

Dear Stockholder:

I am pleased to invite you to attend the 2025 Annual Meeting of Stockholders (the “Meeting”) of Bridgeline Digital, Inc. (the “Company”) to be held on September 16, 2025. The Meeting will begin promptly at 9:00 A.M. Eastern Time at the Company’s New York office located at 150 Woodbury Road – 2nd Floor, Woodbury, New York 11797.

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expense, we are once again using the Securities and Exchange Commission’s “Notice and Access” rules to provide proxy materials to you electronically via the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about August 7, 2025, we began mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and other proxy materials, as well as instructions for submitting your vote electronically via the Internet, by mail or by telephone. The Notice also contains instructions on how to receive a paper copy of your proxy materials.

This proxy statement tells you about the agenda and procedures for the Meeting. It also describes how the Board of Directors operates and provides information about those directors who are nominated for re-election at the Meeting. We have also made a copy of our Annual Report on Form 10-K for the year ended September 30, 2024 (“Annual Report”) available with this proxy statement. We encourage you to read our Annual Report, as it includes our audited financial statements and provides information about our business.

I look forward to sharing more information with you about Bridgeline at the Meeting. Whether or not you plan to attend, I encourage you to vote your proxy as soon as possible so that your shares will be represented at the Meeting.

Sincerely,

/s/ Roger Kahn

Roger Kahn

President and Chief Executive Officer

100 Sylvan Road, Suite G700

Woburn, Massachusetts 01801

(781) 376-5555

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:00 A.M. Eastern Time on September 16, 2025

To the Stockholders of Bridgeline Digital, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Bridgeline Digital, Inc., (the “Company”) will be held on September 16, 2025 at 9:00 A.M. Eastern Time at the Company’s New York office located at 150 Woodbury Road – 2nd Floor, Woodbury, New York 11797, to consider and vote on the following matters described under the corresponding numbers in the attached proxy statement:

1.	To elect two (2) director nominees to serve on our Board of Directors for a term of three years;

2.	To approve the Bridgeline Digital, Inc. 2025 Stock Incentive Plan;

3.	To hold an advisory vote to approve the compensation of the Company’s named executive officers;

4.	To ratify the appointment of PKF O’Connor Davies, LLP as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2025; and

5.	To vote upon such other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting.

We have elected to provide access to our proxy materials primarily over the internet, pursuant to the Securities and Exchange Commission’s “Notice and Access” rules. We believe this process expedites stockholders’ receipt of proxy materials, while lowering the costs of our Annual Meeting and conserving natural resources. Beginning on or about August 7, 2025, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of, and to vote at, the Annual Meeting, which contains instructions for accessing the attached proxy statement, our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 (“Annual Report”), and voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. This proxy statement and the Annual Report are both available online at: https://bridgeline-digital-inc.ir.rdgfilings.com/.

The Board of Directors has fixed the close of business on July 21, 2025 as the record date for the determination of stockholders entitled to vote at the Meeting, and only holders of shares of our common stock of record at the close of business on that day will be entitled to vote.

A complete list of stockholders entitled to vote at the Meeting shall be available for examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours for the ten (10) days prior to the date of the Meeting at the principal executive offices of the Company.

Whether or not you expect to be present at the Meeting, we urge you to vote your shares as promptly as possible over the Internet, by mail or by telephone so that your shares may be represented and voted at the Annual Meeting. The proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

Stockholders requesting physical copies of the proxy materials and the Company’s Annual Report on Form 10-K for its fiscal year ended September 30, 2024 should follow the instructions provided in the Notice. In addition, requests for physical copies may be addressed to Shareholder Relations, Bridgeline Digital, Inc., 150 Woodbury Road – 2nd Floor, Woodbury, New York 11797. These materials will be furnished without charge to any stockholder requesting it.

Important Notice Regarding the Availability of Proxy Materials for the Bridgeline Digital, Inc. 2025 Annual Meeting of Stockholders to be held on September 16, 2025. This notice of Annual Meeting, the proxy statement for the Annual Meeting and the Company’s Annual Report on Form 10-K for the year ended September 30, 2024 are available at: https://bridgeline-digital-inc.ir.rdgfilings.com/

100 Sylvan Road, Suite G700

Woburn, Massachusetts 01801

(781) 376-5555

Proxy Statement

Annual Meeting of Stockholders

September 16, 2025

The enclosed proxy is solicited by the management of Bridgeline Digital, Inc. (the “Company”) in connection with the Company’s 2025 Annual Meeting of Stockholders (the “Meeting” or the “Annual Meeting”) to be held on September 16, 2025 at 9:00 A.M. Eastern Time at the Company’s New York office located at 150 Woodbury Road – 2nd Floor, Woodbury, New York 11797, and any adjournment thereof. The Board of Directors of the Company (the “Board”) has set the close of business on July 21, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote, at the Meeting.

We have elected to provide access to this year’s proxy materials primarily electronically, via the Internet, under the Securities and Exchange Commission’s “Notice and Access” rules. On or about August 7, 2025, we began mailing Notice of Internet Availability of Proxy Materials (the “Notice”) to stockholders as of the Record Date. The Notice contains instructions for accessing this proxy statement, our Annual Report on Form 10-K for the fiscal year ended September 30, 2024 (“Annual Report”) and instructions for submitting your vote. The Notice also includes instructions on how you may obtain physical copies of the proxy materials for the Meeting.

This proxy statement, the Notice and the Annual Report may also be accessed free of charge online as of August 7, 2025 at: https://bridgeline-digital-inc.ir.rdgfilings.com/.

The Company’s principal executive offices are located at 100 Sylvan Road, Suite G700, Woburn, Massachusetts 01801, and its telephone number at that location is (781) 376-5555.

Eligible stockholders executing and returning their proxy over the internet, by mail or by telephone have the power to revoke their vote at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

The proxy will be voted in accordance with your directions:

1.	To elect two (2) director nominees to serve on our Board of Directors for a term of three years;

2.	To approve the Bridgeline Digital, Inc. 2025 Stock Incentive Plan;

3.	To hold an advisory vote to approve the compensation of the Company’s named executive officers;

4.	To ratify the appointment of PKF O’Connor Davies, LLP (“PKF”) as the Company’s independent registered public accounting firm for its fiscal year ending September 30, 2025; and

5.	To vote upon such other matters as may properly come before the Meeting or any adjournment or postponement of the Meeting.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials and our Annual Report to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials and Annual Reports to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

Stockholders of record of the Company’s Common Stock at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting.

As of the Record Date, there were 12,112,068 shares of Common Stock issued and outstanding, all of which are entitled to vote. Each share of Common Stock outstanding at the close of business on the Record Date is entitled to one vote on each matter that is voted at the Meeting.  No holders of any capital stock of the Company are entitled to cumulative voting rights.

Stockholders may vote by proxy over the Internet, over the telephone, or by mail. The procedures for voting by proxy are as follows:

●	To vote by proxy over the Internet, go to www.voteproxy.com to complete an electronic proxy card;

●	To vote by proxy over the telephone, dial the toll-free phone number (1-800-776-9437) listed on your proxy card and following the recorded instructions; or

●	To vote by proxy by mail you must complete, sign and date your proxy card and return it promptly in the envelope provided.

Stockholders of record as of the Record Date may also vote in person at the Meeting.

The representation in person or by proxy of 35% of the stock issued and outstanding and entitled to vote thereat is necessary to establish a quorum for the transaction of all business to come before the Meeting. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of establishing a quorum.

Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter but will not be counted as a vote in favor of such matter.

A broker non-vote occurs when a broker holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. If a stockholder holds shares beneficially in street name and does not provide its broker with voting instructions, the shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Brokers may vote in favor of a proposal in accordance with the rules of The NASDAQ Stock Market, LLC (“Nasdaq”) that govern how brokers may cast such votes on proposals they determine to be routine matters.

The vote required for each proposal and the treatment and effect of abstentions and broker non-votes with respect to each proposal is as follows:

●

Proposal 1: Election of Directors. The minimum voting requirement to elect a director is a plurality of the voting shares present or represented by proxy at the Meeting and entitled to vote on the matter as of the Record Date. Therefore, the director nominee who receives the highest number of shares voted “for” their election is elected. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of a nominee.

●

Proposal 2: Approval of 2025 Stock Incentive Plan. The affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy at the Meeting and entitled to vote on the matter as of the Record Date, is necessary to approve the 2025 Stock Incentive Plan. Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote “against” this proposal. Broker non-votes are not considered entitled to vote on this matter and will have no effect on the outcome of this vote.

●

Proposal 3: Say-on-Pay Advisory Vote. The affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy at the Meeting and entitled to vote on the matter as of the Record Date, is necessary to approve, on an advisory basis, the compensation of our named executive officers as described herein. Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote “against” this proposal. Broker non-votes are not considered entitled to vote on this matter and will have no effect on the outcome of this vote.

●

Proposal 4: Ratification of PKF as the Company’s Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy at the Meeting and entitled to vote on the matter as of the Record Date, is necessary to ratify the selection of our auditor. Abstentions are treated as shares present and entitled to vote on the matter and, therefore, will have the same effect as a vote “against” this proposal. There will be no broker non-votes on the ratification of PKF since brokers can vote with discretion on this proposal.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of five (5) directors and is divided into three (3) classes. Directors in each class are generally elected to serve for three-year terms that expire in successive years. Each class of directors and the expiration of their respective terms are as follows:

Director Class	Class Members	Expiration of Class Term

Class II	Kenneth Galaznik	2025 Annual Meeting
Class II	Michael Ketslakh	2025 Annual Meeting

Class III	Brandon Ross	2026 Annual Meeting

Class I	Joni Kahn	2027 Annual Meeting
Class I	Roger “Ari” Kahn	2027 Annual Meeting

The Board of Directors’ two (2) current Class II directors, whose terms are currently set to expire at the Meeting, have been nominated for election at the Meeting:

(1)	Kenneth Galaznik
(2)	Michael Ketslakh

If elected, Mr. Galaznik and Mr. Ketslakh will hold office for a three-year term expiring at our 2028 annual meeting of stockholders.

Mr. Galaznik and Mr. Ketslakh have each advised management that, if elected, they are able to serve on the Board for the duration of their respective terms. Management has no reason to believe that either nominee will be unable to serve. In the event the nominees become unavailable to serve as a directors, the proxies may be voted for the election of such persons who may be designated by the Board.

Vote Required

Pursuant to our Amended and Restated Bylaws, directors shall be elected by the affirmative vote of a plurality of the voting shares present or represented by proxy at the Meeting, and entitled to vote thereat (meaning that the director nominee who receives the highest number of shares voted “for” their election is elected). “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the election of nominees. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of Mr. Galaznik and Mr. Ketslakh to serve as Class II directors.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote “FOR” the election of Kenneth Galaznik and Michael Ketslakh to serve as Class II directors for a three-year term until the Company’s annual meeting of stockholders to be held in 2028.

Our Board of Directors

The following table lists the names, ages and positions of the individuals who serve as directors of the Company, as of July 21, 2025:

Name	Age	Position with the Company	Director Since
Joni Kahn*	70	Chairperson of the Board, Chair of the Compensation Committee and Member of the Audit and Nominating and Corporate Governance Committees	2012

Kenneth Galaznik*	73	Director, Chair of the Audit Committee and Member of the Compensation Committee	2006

Michael Ketslakh*	56	Director, Chair of Nominating and Corporate Governance Committee and Member of the Audit and Compensation Committees	2025

Brandon Ross	56	Director	2025

Roger Kahn	56	Director, President and Chief Executive Officer	2017

*Independent director as defined under the applicable rules of Nasdaq.

Joni Kahn has been a member of our Board of Directors since April 2012. In May 2015, Ms. Kahn was appointed Chairperson of the Board of Directors. She also serves as the Chair of the Compensation Committee and is a member of the Audit and Nominating and Governance Committees. Ms. Kahn has over thirty years of operating experience with high growth software and services companies with specific expertise in the SaaS (Software as a Service), ERP (Enterprise Resource Planning) Applications, Business Intelligence and Analytics and Cybersecurity segments. From 2013 to 2015, Ms. Kahn was the Senior Vice President of Global Services for Big Machines, Inc., which was acquired by Oracle in October 2013. From 2007 to 2012, Ms. Kahn was Vice President of Services for HP’s Enterprise Security Software group. From 2005 to 2007, Ms. Kahn was the Executive Vice President at BearingPoint where she managed a team of over 3,000 professionals and was responsible for North American delivery of enterprise applications, systems integration and managed services solutions. Ms. Kahn also oversaw global development centers in India, China and the U.S. From 2002 to 2005, Ms. Kahn was the Senior Group Vice President for worldwide professional services for Business Objects, a business intelligence and analytics software maker based in San Jose, CA, where she led the applications and services division that supported that company's transformation from a products company to an enterprise solutions company. Business Objects was acquired by SAP in 2007. From 2000 to 2007, Ms. Kahn was a Member of the Board of Directors for MapInfo, a global location intelligence solutions company. She was a member of MapInfo’s Audit Committee and the Compensation Committee. MapInfo was acquired by Pitney Bowes in 2007. From 1993 to 2000, Ms. Kahn was an Executive Vice President and Partner of KPMG Consulting, where she helped grow the firm’s consulting business from $700 million to $2.5 billion. Ms. Kahn received her B.B.A in Accounting from the University of Wisconsin – Madison. Ms. Kahn brings extensive leadership experience to our Board and our Audit Committee as an experienced senior executive. Ms. Kahn has over thirty years of executive level managerial, operational, and strategic planning experience leading world-class sales, service and support technology organizations. Her service on prior boards also provides financial and governance experience.

The Board of Directors has determined that Ms. Kahn’s vast experience in the technology industry and finance, as well as her executive leadership, makes her qualified to continue as the Chairperson and member of our Board of Directors. In addition, Ms. Kahn also brings extensive leadership experience to our Board and our Audit Committee as an experienced senior executive.

Kenneth Galaznik has been a member of our Board of Directors since 2006. Mr. Galaznik is the Chairman of the Company’s Audit Committee and serves as a member of the Compensation Committee. From 2005 to 2016, Mr. Galaznik was the Senior Vice President, Chief Financial Officer and Treasurer of American Science and Engineering, Inc., a publicly held supplier of X-ray inspection and screening systems with a public market cap of over $200 million. Mr. Galaznik retired from his position at American Science and Engineering on March 31, 2016. From August 2002 to February 2005, Mr. Galaznik was Vice President of Finance of American Science and Engineering, Inc. From November 2001 to August 2002, Mr. Galaznik was self-employed as a consultant. From March 1999 to September 2001, he served as Vice President of Finance at Spectro Analytical Instruments, Inc. and has more than 35 years of experience in accounting and finance positions. Mr. Galaznik holds a B.B.A. degree in accounting from The University of Houston. Mr. Galaznik brings extensive experience to our Board and our Audit Committee as an experienced senior executive, a financial expert, and as a chief financial officer of a publicly-held company.

The Board of Directors has determined that Mr. Galaznik’s deep experience in finance and his executive leadership make him qualified to continue as a member of our Board of Directors.

Michael Ketslakh has been a member of our Board of Directors since 2025. Mr. Ketslakh is the founder and President of National Diagnostic Services (“NDS”), an independent diagnostic testing company operating in 33 states. Since its founding in 1998, NDS has provided management and operational support for primary care and specialty clinics in cardiology, physical medicine & rehabilitation, and neurology. In 2003, Mr. Ketslakh and his team launched a Mobile Diagnostic Division, becoming the first company of its kind to receive ICAVL and ICAEL accreditations from their respective national boards. In 2007, NDS expanded its services to include onsite programs for municipalities and self-insured corporations. Since 2015, Mr. Ketslakh has also served as the President of NDS Wellness LLC, which delivers healthcare and wellness services directly to workplaces through mobile wellness clinics, onsite wellness clinics, and cardiac and cancer screening programs. Mr. Ketslakh holds a Bachelor of Applied Science (B.A.Sc.) from Kalamazoo College and pursued Epidemiology studies at the University of Michigan School of Public Health. Mr. Ketslakh brings extensive experience to our Board and committees as an experienced senior executive including in the healthcare sector, in which we have a growing customer base. He also has experience in subscription businesses and the related challenges of growth and customer acquisition costs.

Our Board of Directors has determined that Mr. Ketslakh’s strategic business acumen and executive leadership make him qualified to continue as a member of our Board of Directors.

Brandon Ross has been a member of our Board of Directors since 2025. Mr. Ross is a seasoned investment banker with over 30 years of experience in financial services. He currently serves as Head of Placements and Senior Managing Director at WestPark Capital. Previously, he was Head of Placements at Joseph Gunnar & Co. and Head of Capital Markets at Dawson James Securities. Earlier in his career, Mr. Ross originated the Institutional PIPE Group at Maxim Group and served as SVP at Ladenburg Thalmann & Co. Throughout his career, he has led over 200 public and private offerings, raising more than $3 billion, primarily for small and micro-cap companies. Mr. Ross holds a B.S. in Electrical Engineering Technology from Northeastern University and an MBA in Finance from New York University's Stern School of Business.

Our Board of Directors has determined that Mr. Ross' extensive capital markets experience makes him qualified to continue as a member of our Board of Directors.

Roger Kahn has been a member of our Board of Directors since December 2017. Mr. Kahn joined the Company as the Chief Operating Officer in August 2015 and has been our President and Chief Executive Officer since May 2016. Prior to joining Bridgeline Digital, Mr. Kahn co-founded FatWire, a leading content management and digital engagement company. As the General Manager and Chief Technology Officer of FatWire, Mr. Kahn built the company into a global corporation with offices in thirteen countries. FatWire was acquired by Oracle in 2011. Mr. Kahn received his Ph.D. in Computer Science and Artificial Intelligence from the University of Chicago.

Our Board of Directors has determined that Mr. Kahn’s vast experience as a successful entrepreneur in the technology space, as well as his technical and leadership acumen, make him qualified to continue as a member of our Board of Directors.

Our Executive Officers

Following are the name, age and other information for our executive officers, as of July 21, 2025. All Company officers have been appointed to serve until their successors are elected and qualified or until their earlier resignation or removal. Information regarding Roger Kahn, our President and Chief Executive Officer, is set forth above.

Name	Age	Position with the Company

Roger Kahn	56	Director, President and Chief Executive Officer

Thomas R. Windhausen	46	Chief Financial Officer, Treasurer, and Secretary

Thomas Windhausen has served as the Company’s Chief Financial Officer and Treasurer since November 2021, and the Secretary since February 2023. Prior to that he served as the Company’s VP of Finance since October 2021. Mr. Windhausen came to Bridgeline with more than 20 years of experience in both public accounting and industry. Prior to joining the Company, Mr. Windhausen served as a VP of Finance with Comtech Telecommunications Corp. from July 2019 to September 2021, and from June 2011 to June 2019, Mr. Windhausen held various accounting and finance roles with Dealertrack Technologies, Inc., and its successor Cox Automotive Inc. Mr. Windhausen started his career at PricewaterhouseCoopers, where he spent more than 10 years. He received his Bachelor’s of Science degree in Accounting from Le Moyne College in Syracuse, N.Y. and he is a member of the American Institute of Certified Public Accountants and New York State Society of Certified Public Accountants.

There are no family relationships between any of the directors and the Company’s executive officers, including between Ms. Joni Kahn and Mr. Roger Kahn, the Company’s President and Chief Executive Officer.

Certain Relationships and Related Transactions

Item 404(d) of Regulation S-K requires the Company to disclose any transaction or proposed transaction which occurred since the beginning of the two most recently completed fiscal years in which the amount involved exceeds the lesser of $120,000 or one percent (1%) of the average of the Company’s total assets as of the end of the last two completed fiscal years in which the Company is a participant and in which any related person has or will have a direct or indirect material interest. A related person is any executive officer, director, nominee for director, or holder of 5% or more of the Company's Common Stock, or an immediate family member of any of those persons.

In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing and approving the terms of any related-party transactions. Therefore, any material financial transaction between the Company and any related person would need to be approved by our Audit Committee prior to the Company entering into such transaction.

Michael Ketslakh

On February 10, 2025, the Board appointed Michael Ketslakh to serve as a Class II Director of the Board, to fill the vacancy created by the resignation of Mr. Landers. Mr. Ketslakh will serve until his term expires at the 2025 Annual Meeting of Stockholders. Mr. Ketslakh participated in the Private Placement transaction in March 2025, and purchased 394,736 unregistered shares.

Michael Taglich

On February 10, 2025, Michael Taglich announced his resignation from the Board of Directors.

Brandon Ross

On February 14, 2025, the Board appointed Brandon Ross to serve as a Class III Director of the Board, to fill the vacancy created by the resignation of Mr. Taglich. Mr. Ross will serve until his term expires at the 2026 Annual Meeting of Stockholders. Mr. Ross currently serves as Head of Placements and Senior Managing Director at WestPark Capital, Inc.

Of the 70,000 2025 Placement Agent Warrants issued to WestPark Capital, Inc. or its designees in March 2025, warrants to purchase 28,000 shares of Common Stock were designated to Mr. Ross. The warrants are exercisable immediately, expire on March 24, 2030 and have an exercise price of $1.875 per share.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS

The following table sets forth certain information with respect to the beneficial ownership, as of August 4, 2025 (except as otherwise indicated in the footnotes below), of each person whom the Company knew to be the beneficial owner of more than 5% of its common stock. To the knowledge of the Company, each of the shareholders named below has sole or shared power to vote or direct the vote of such shares of common stock or the sole or shared investment power with respect to such shares of common stock, unless otherwise indicated. The information provided in the table is based on the Company’s records, information filed with the SEC and information provided to the Company.

	Common Stock
Name of Beneficial Owner	Number of Shares	Percent of Class (1)
Roger Kahn	2,117,913	16.3%

Bard Associates (2)	1,333,901	11.0%

Per A. Jacobsen (3)	1,000,000	8.3%

The Vanguard Group (4)	110,790	0.9%

(1) As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 12,112,068 of common stock outstanding as of August 4, 2025.

(2) This information is based solely on a Schedule 13G/A, filed with the SEC on May 12, 2025. Bard Associates, Inc. reported sole dispositive power over 80,250 shares of common stock.  The address for Bard Associates is 135 South LaSalle Street, Suite 3700, Chicago, IL 60603.

(3) This information is based solely on a Schedule 13G/A, filed with the SEC on December 23, 2024. Mr. Jacobsen reported sole dispositive power over 1,000,000 shares of common stock.  The address for Mr. Jacobsen is P.O. Box 444, Ashton, MD 20861-0444.

(4) This information is based solely on a Schedule 13G, filed with the SEC on November 12, 2024. The Vanguard Group reported sole dispositive power over 110,790 shares of common stock.  The address for The Vanguard Group is 100 Vanguard Blvd, Malvern, PA 19355.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our Common Stock issuable upon conversion of outstanding shares of preferred stock and/or upon exercise of options and warrants currently exercisable or exercisable within 60 days after August 4, 2025 (the “Table Date”) are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each individual named below is our address: 100 Sylvan Road, Suite G700, Woburn, Massachusetts 01801.

The following tables set forth, as of the Table Date, the beneficial ownership of each of our outstanding voting securities, consisting of our Common Stock by (i) each person or group of persons known to us to beneficially own more than 5% of the outstanding shares of the outstanding securities, (ii) each of our directors and named executive officers, and (iii) all of our executive officers and directors as a group. At the close of business on the Table Date, there were 12,112,068 shares of our Common Stock issued and outstanding.

Except as indicated in the footnotes to the tables below, each stockholder named in the table has sole voting and investment power with respect to the shares shown as beneficially owned by such stockholder.   This information is based upon information received from or on behalf of the individuals named herein.

Name and Address	Number of Shares Owned		Percent of Shares Outstanding

Roger Kahn - President, Chief Executive Officer, and Director	2,117,913	(1)	16.3%

Michael Ketslakh - Director	472,489		3.9%

Brandon Ross - Director	171,243	(2)	1.4%

Joni Kahn - Director	158,336	(3)	1.3%

Kenneth Galaznik - Director	158,280	(4)	1.3%

Thomas R. Windhausen - Chief Financial Officer and Treasurer	77,500	(5)	0.6%

All current executive officers and directors as a group	3,155,761	(6)	23.5%

(1)

Includes 874,932 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of August 4, 2025). Includes 286,049 shares of restricted stock. Includes 545 shares of Common Stock owned by Mr. Kahn’s spouse.

(2)	Includes 107,895 shares issuable upon the exercise of warrants.

(3)	Includes 137,548 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of August 4, 2025).

(4)	Includes 137,548 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of August 4, 2025).

(5)	Includes 77,500 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of August 4, 2025).

(6)

Includes 1,227,528 shares of Common Stock subject to currently exercisable options (includes options that will become exercisable within 60 days of August 4, 2025), and 107,895 other issuable shares including warrants.

EXECUTIVE COMPENSATION

This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation philosophy, policies, practices, and objectives in the context of our compensation decisions for our NEOs for 2024.

Financial Story and 2024 Highlights

Bridgeline Digital is an AI-powered marketing technology company that offers a suite of products that help companies grow online revenue by driving more visitors to their websites, converting more visitors to purchasers, and increasing average order value per purchaser.

Bridgeline launched multiple new product enhancements in 2024, particularly in the area of Artificial Intelligence (“AI”) and Generative AI. The following are key capabilities of Bridgeline's software:

Category	Feature	Capability
Smart Search (Retrieval Augmentation)	Concept Search	NLP Multi-lingual
Smart Search (Retrieval Augmentation)	Visual Search	Image upload via mobile devices
Smart Search (Retrieval Augmentation)	Image Search	Search images with text
Smart Response (Generative AI)	Smart Summary	Prompt driven analysis of results
Smart Response (Generative AI)	Conversational Search	Thread maintained and prompt driven
Smart Response (Generative AI)	Smart Filters	Automated facet selection
Smart Tools	AI Multiplier	Machine learning based on site usage
Smart Tools	AI Content Assistant	Extension to WYSIWYG editor
Smart Tools	AI Synonym Generator	Extension of standard synonym option

Total revenue for the fiscal year ended September 30, 2024 was $15.4 million compared to $15.9 million for the fiscal year ended September 30, 2023.

Net loss for fiscal 2024 of $(2.0) million compared with a net loss of $(9.4) million for fiscal 2023, which included a goodwill impairment charge of $7.5 million in fiscal 2023.

Compensation Philosophy

The Compensation Committee has established a compensation program rooted in a pay-for-performance philosophy and guided by the following general principles and objectives:

●	Paying for performance: a notable portion of executive compensation is in the form of variable elements that are based on individual and Company performance results that drive increases in stockholder value;
●	Providing competitive target total compensation opportunities: we aim to offer total compensation, inclusive of incentives, that enables Bridgeline to attract, motivate, and retain high-performing employees;
●	Aligning executives’ interests with stockholders’ interests: a notable portion of our CEO’s compensation is delivered in the form of stock-based incentives;
●	Encouraging long-term decision-making: our compensation program includes awards with multiyear, overlapping performance or restriction periods;
●	Avoiding problematic pay practices: we do not provide excessive perquisites, excessive change-of-control severance pay, or excise tax gross-ups, and we will not reprice stock options without stockholder approval; and
●	Reinforcing strong risk management: our compensation program is designed to avoid providing our employees with incentives to take excessive risks.

Other things we do:

●	Minimum Vesting Periods - Equity awards that are subject to achievement of performance goals or that vest based solely on continued service generally have three-year vesting periods (the latter generally at a rate not greater than one-third per year).
●	Stockholder Engagement - We actively engage with our stockholders on various topics, including our executive compensation program. We recognize the importance of our stockholders’ perspectives in the compensation-setting process and consider their feedback in the design of our compensation program.
●	Compensation Consultants - Our Compensation Committee has from time to time, including in 2024, retained an independent compensation consultant to advise it on our executive compensation program.
●	Double-Trigger Vesting of Equity Awards Upon a Change of Control - Outstanding awards that are substituted or assumed in a change of control generally vest if the NEO is terminated or resigns with good reason.

Other things we don't do:

●	Gross-ups on Excise Taxes - We do not provide tax gross-up benefits in connection with payments upon a change of control.
●	Reprice Stock Options - Our equity incentive plans prohibit us from repricing stock options or stock appreciation rights without stockholder approval.
●	Excessive Perquisites - We provide limited perquisites to our executive officers.
●	Hedging and Pledging - Our insider trading policy prohibits all employees and Directors from engaging in hedging or pledging transactions in our securities.

2024 Say-on-Pay Vote and Stockholder Engagement

At our 2024 Annual Meeting of Stockholders, our say-on-pay proposal received support from ~63% of the votes cast.

Each year we perform investor outreach, including in person meetings and multiple meetings a year, and in 2024 we solicited feedback from more than 10 of our largest investors, representing approximately 40% of shares outstanding, in an effort to listen and better understand our stockholder's perspectives regarding our executive compensation program.

The Compensation Committee considered stockholder feedback and the Say-on-Pay vote results in reviewing ongoing executive compensation and making compensation decisions for our NEOs.   Further, our Compensation Committee retained an independent compensation consultant to advise on our executive compensation program.  This included assessment of levels of compensation as compared to peer groups on a percentile basis. Our peer group includes: AudioEye, Inc., Aware, Inc. Crexenso, Inc, CSP Inc., Intellicheck, Inc., Itellinetics, Inc., Inuvo, Inc., Marin Software Incorporated, OMNIQ Corp., Phunware, Inc., Remark Holdings, Inc., Research Solutions, Inc., SilverSun Technologies, Inc., Sonic Foundry, Inc. and Verb Technology Company, Inc.

Among the feedback we received, we were informed that:

• Our leadership team continues to have the confidence of our largest stockholders.

• Our investors acknowledge the importance of retaining key talent.

• Our investors dislike off-cycle awards, in particular when such awards are significant in size.

• Our investors expect equity vesting to be at least one (1) year in duration.

• Our investors recognize that executive ownership is important, and they support direct market purchases made by the CEO.

This feedback and other feedback has been considered, including by the compensation committee, and as a result:

• We are requesting shareholder approval on a new 2025 Stock Plan in Proposal 2. The 2025 Stock Plan includes certain enhancements resulting from the feedback, including minimum one (1) year vesting on awards.
• We are weighting any additional compensation increases more to the target bonus level (variable compensation) than in salary (fixed compensation).

• We are continuing to base the CEO's variable compensation based upon the level of achievement of metrics (revenue, bookings and EBITDA), as well as a discretionary portion based upon achievement of certain strategic milestones, with a focus on leadership in the artificial intelligence space and other strategic milestones.

• We are continuing to assess both short-term and long-term incentives.

Summary Compensation Table

The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended September 30, 2024 and September 30, 2023 for our principal executive officer who were serving as executive officers as of September 30, 2024. We refer to these officers as our named executive officers.

Name and Principal Position	Fiscal Year End	Salary	Bonus	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation Earnings	All Other Compensation (2)	Total
Roger Kahn	2024	$411,333	$118,774	$-	$67,280	$-	$22,304	$619,691
CEO and Director	2023	$400,000	$164,141	$-	$265,044	$-	$21,808	$850,993

Thomas Windhausen	2024	$262,083	$25,000	$-	$33,640	$-	$22,304	$343,027
Chief Financial Officer and Treasurer	2023	$251,250	$35,669	$-	$26,504	$-	$21,804	$335,227

(1)	These columns represent the grant date fair value of the awards as calculated in accordance with FASB ASC 718 (Stock Compensation).

(2)	The amounts include compensation under the following plans and programs:

	2024		2023
	Roger Kahn	Thomas Windhausen	Roger Kahn	Thomas Windhausen
Health insurance premiums	$21,875	$21,875	$21,379	$21,379
Life insurance premiums	429	429	429	425
Total	$22,304	$22,304	$21,808	$21,804

Pay vs Performance

This section is included to comply with the provisions of Item 402(v) of Regulation S-K. In the table and footnotes below, “PEO” refers to our principal executive officer, Roger Kahn.

Pay vs. Performance Table

(a)	(b)	(c)	(d)	(e)	(f)	(h)
Year	Summary compensation table total for PEO	Compensation actually paid to PEO	Average summary compensation table total for non-PEO NEOs (1)	Average compensation actually paid to non-PEO NEOs (1)	Value of initial fixed $100 investment based on Registrant TSR	Net income (loss) (in thousands)
2024(2)	$619,691	$769,785	$343,027	$330,562	$139	$(1,961)
2023(2)	$850,993	$191,221	$335,227	$299,123	$63	$(9,435)

(1)

Reflects average compensation amounts for our non-PEO named executive officers for the respective years shown. Thomas Windhausen is the non-PEO named executive officer for the 2024 and 2023 years presented.

(2)	The following table summarizes the adjustments from summary table total compensation to compensation actually paid:

	PEO		Non-PEO NEOs
	2024	2023	2024	2023
Summary Compensation Table (SCT) Total	$619,691	$850,993	$343,027	$335,227
2022 Bonus paid in 2023	-	99,188	-	22,317
2023 Bonus paid in 2024	164,141	(164,141)	15,452	(15,452)
2024 Bonus paid in 2025	(64,978)	-	(12,917)	-
Deduction for amounts reported under the “Stock Awards” and “Option Awards” columns in the SCT	(67,280)	(265,044)	(33,640)	(26,504)
Reduction for fair value, as of the end of the year, of awards granted during the year, that remain unvested as of year-end	24,684	(109,582)	12,342	(7,851)
Reduction for change in fair value from prior year-end to current year-end of awards granted prior to that year, that were outstanding and unvested as of year-end	68,432	(171,755)	3,220	(3,950)
Reduction for fair value as of the vesting dates for awards granted during the year, that vest during the year	3,062	(6,779)	1,531	(714)
Reduction for change in fair value from prior year-end to vesting date of awards granted prior to that year, that vested during year	22,033	(41,659)	1,548	(3,950)
Deduction for fair value of awards granted prior to year that were forfeited during year	-	-	-	-
Compensation actually paid	$769,785	$191,221	$330,562	$299,123

Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of the grant date. Adjustments have been made using stock option fair values as of each measurement date using the stock price as of the measurement date and updated assumptions (i.e., term, volatility, risk free rates) as of the measurement date. The change in stock price was the primary driver for the adjustments in the table above.

The following table presents a comparison of our actual compensation paid to NEOs versus our total stockholder return, net losses and sales:

	2024	2023	Change
Total stockholder return (change in stock price)	$0.32	$(0.48)	167%
Net loss (in thousands)	$(1,961)	$(9,435)	(79)%
Actual compensation paid to NEOs	$1,100,348	$490,345	124%

During the year ended September 30, 2024, the Company recognized income from a change in fair value of warrants of $76 thousand.

During the year ended September 30, 2023, the Company recognized a goodwill impairment charge of $7,517 thousand.

During the year ended September 30, 2023, the Company recognized income from a change in fair value of warrants of $575 thousand.

Employment Agreements

Roger Kahn

On August 24, 2015, Mr. Roger “Ari” Kahn joined Bridgeline Digital, Inc. as the Company’s Chief Operating Officer. On December 1, 2015, Mr. Kahn and another were named Co-Interim Chief Executive Officers and Presidents and assumed the responsibilities of the Office of the Chief Executive Officer and President. On May 6, 2016, the Company appointed Mr. Kahn as President and Chief Executive Officer, effective May 10, 2016. Mr. Kahn’s employment agreement was amended and reported on Form 8-K filed with the SEC on May 13, 2016.

A new employment agreement was entered into on September 13, 2019 by and between the Company and Mr. Kahn. The principal change to Mr. Kahn’s employment agreement, is that it will automatically renew each fiscal year unless the Company provides written notice of its intent not to renew such employment agreement at least sixty (60) days in advance of the Company’s fiscal year rather than the employment agreement only renewing upon notice from the Company. In furtherance of Mr. Kahn’s employment with the Company, a first amendment to Mr. Kahn, which amended the September 12, 2019 employment agreement, entitles Mr. Kahn to an annual salary of $330,000 starting on the date of the amendment and an annual bonus of $137,500.

On August 18, 2022, an amendment to the employment agreement between the Company and Mr. Kahn was made, effective August 14, 2022 (the “Second Amendment”). The Second Amendment provides for the following: (i) an increase in Mr. Kahn’s annual salary to $400,000; (ii) the opportunity for Mr. Kahn to earn a periodic incentive bonus, subject to his satisfaction of certain performance metrics; and (iii) the Company’s right, but not its obligation, to issue discretionary equity incentive awards to Mr. Kahn, subject to applicable award agreements, equity incentive plans, and other such applicable terms, restrictions, and provisions. In connection with the Second Amendment, Mr. Kahn was given the opportunity to earn a $100,000 bonus with respect to the second half of fiscal 2022 and was awarded 200,000 shares of restricted stock (the “Restricted Stock Award”), pursuant to the Company’s 2016 Stock Incentive Plan. Mr. Kahn’s Restricted Stock Award vests in quarterly installments over a three year period. Mr. Kahn will also have the opportunity to earn one or more future incentive bonuses aggregating $200,000 for each year. All other terms of Mr. Kahn’s employment agreement, as amended are unchanged.

Thomas R. Windhausen

Effective November 30, 2021, Thomas R. Windhausen was appointed by the Company’s Board of Directors as Chief Financial Officer and Treasurer of the Company. The Company and Mr. Windhausen entered into an employment agreement (the “Employment Agreement”), effective November 30, 2021 through September 30, 2022, unless extended by mutual agreement of the Company and Mr. Windhausen, whereby he will receive $240,000 base salary and the ability to earn a bi-annual incentive bonus of $22,500, which incentive bonus may be awarded to Mr. Windhausen at the discretion of the Company’s Compensation Committee. The Employment Agreement also provides that Mr. Windhausen will be eligible to participate in all other employee benefits plans and programs, and, in the event Mr. Windhausen’s employment is terminated by the Company without cause, he is entitled to receive severance benefits.

Outstanding Equity Awards at Fiscal 2024 Year-End

The following table sets forth information concerning outstanding stock options for each named executive officer as of September 30, 2024.

Name	Grant Date		Number of Securities Underlying Unexercised Options Exercisable (1)	Number of Securities Underlying Unexercised Options Unexercisable (1)	Exercise Price ($/sh)	Option Expiration Date

Roger Kahn	8/24/2015	(1)	800	-	$287.50	8/24/2025
	8/19/2016	(1)	4,446	-	$205.00	8/19/2026
	11/20/2019	(1)	249,353	-	$1.40	11/20/2029
	4/14/2022	(2)	301,667	60,333	$1.85	4/14/2032
	6/30/2023	(2)	125,000	175,000	$1.18	6/30/2033
	2/7/2024	(3)	16,666	83,334	$0.81	2/7/2034
	Total		697,932	318,667

Thomas R. Windhausen	9/30/2021	(1)	30,000	-	$4.11	9/30/2031
	6/30/2023	(3)	12,500	17,500	$1.18	6/30/2033
	2/7/2024	(3)	8,333	41,667	$0.81	2/7/2034
	Total		50,833	59,167

(1)	Shares vest in equal installments upon the anniversary date of the grant over three years.
(2)	Shares vest in equal installments on a monthly basis over three years.
(3)	Shares vest in equal installments on a quarterly basis over three years.

Roger Kahn also holds 200,000 shares of restricted stock granted which were granted in August 2022 and which vest in quarterly installments over a three year period. As of September 30, 2024, 66,672 remained restricted.

Equity Compensation Plans

We maintain a number of equity compensation plans for employees, officers, directors and other entities and individuals whose efforts contribute to our success. The table below sets forth certain information as of our fiscal year ended September 30, 2024, regarding the shares of our Common Stock available for grant or granted under our equity compensation plans.

	Equity Compensation Plan Information

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a)
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,107,895	$2.25	38,940

Equity compensation plans not approved by security holders (1)	804,533	2.85	-

Total	2,912,428	$-	38,940

(1)	At September 30, 2024, there were 804,533 total warrants outstanding.

Director Compensation

The non-employee members of our Board of Directors are compensated as follows:

●	Compensation. Each outside director receives an annual retainer of $23,000.

●

Committee Chair Bonus. The Chair of the Board of Directors receives an additional annual fee of $10,000. The Chair of the Audit Committee receives an additional annual fee of $10,000. The Chairs of the Compensation Committee and Nominating and Corporate Governance Committee each receive an additional annual fee of $5,000.

●	Audit Committee. Members of the Audit Committee receive additional annual compensation of $3,000.

●	Fees are paid quarterly. Other directors who serve on our standing committees, other than the Audit Committee, do not receive additional compensation for their committee services.

Director Compensation Table

The following table provides information on the total compensation earned by each non-employee director of the Company for the fiscal year ended September 30, 2024:

	Fees Earned			Non-Equity
	or Paid in	Stock	Option	Incentive Plan	All Other
Director	Cash (1)	Awards	Awards (2)	Compensation	Compensation	Total
Ken Galaznik	$33,000	$-	30,000	$-	$-	$63,000
Joni Kahn	41,000	-	30,000	-	-	71,000
Scott Landers	31,000	-	30,000	-	-	61,000
Michael Taglich	23,000	-	30,000	-	-	53,000
Total	$128,000	-	120,000	$-	$-	$248,000

The following table sets forth information concerning the cash compensation paid to our non-employee directors during the fiscal year ended September 30, 2024.

	Annual
Director	Retainer	Chairman	Additional	Total
Ken Galaznik	$23,000	$10,000	$-	$33,000
Joni Kahn	23,000	15,000	3,000	41,000
Scott Landers	23,000	5,000	3,000	31,000
Michael Taglich	23,000	-	-	23,000
Total	$92,000	$30,000	$6,000	$128,000

OTHER INFORMATION CONCERNING THE COMPANY AND THE BOARD OF DIRECTORS

Meetings of the Board of Directors

During the Company’s fiscal year ended September 30, 2024, the Board of Directors held six (6) meetings and acted twice by unanimous written consent. During fiscal 2024, each director attended each meeting. The Company encourages Board members to attend the Annual Meeting.

Structure of the Board of Directors

The Board of Directors has determined that it is beneficial for the Company to separate the offices of Chief Executive Officer and Chairperson of the Board in order to allow the Chief Executive Officer to focus on the Company’s operations and execution of its business plan while the Chairperson of the Board would focus on the Company’s strategic plan. Ms. Joni Kahn, an independent director, was appointed as Chairperson of the Board in May 2015.

The Board of Directors’ Role in Risk Oversight

The Board of Directors oversees our risk management process. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial and strategic risks. The Audit Committee focuses on risks related to accounting, internal controls, and financial and tax reporting and related party transactions. The Audit Committee also assesses economic, business, and cyber security risks and monitors compliance with ethical standards. The Compensation Committee identifies and oversees risks associated with our executive compensation policies and practices.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file certain reports regarding ownership of, and transactions in, the Company’s securities with the Securities and Exchange Commission. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. Based solely on a review of the copies of such forms and amendments thereto received by it, the Company believes that during the fiscal year ended September 30, 2024, all Section 16(a) filing requirements applicable to our officers, directors, and greater than 10% beneficial owners have been met.

Code of Conduct and Ethics

The Company’s Board of Directors has adopted a Code of Ethics within the meaning of Item 406(b) of Regulation S-K of the Securities Act that applies to all of the Company’s officers and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics codifies the business and ethical principles that govern the Company's business. A copy of the Code of Ethics is available on the Company's website www.bridgeline.com. The Company intends to post amendments to or waivers from its Code of Ethics (to the extent applicable to its principal executive officer, principal financial officer or principal accounting officer) on its website. The Company’s website is not part of this proxy statement.

Pledging and Hedging Policies

Under the terms of the Company's Insider Trading Policy, executive officers and directors are prohibited from: (i) engaging in short sales of Company securities; (ii) trading in call or put options involving Company securities and other derivative securities; (iii) holding Company securities in a margin account; (iv) pledging Company securities to secure loans; (v) hedging or monetization transactions, or similar arrangements with respect to Company securities.

Executive Compensation Clawback Policy

The Company has adopted an executive compensation recovery policy that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers in the event of an accounting restatement, as required by the Dodd-Frank Act, SEC rules, and applicable Nasdaq listing standards.  This includes both time- and performance-based awards both being covered by the policy.

Communications with the Board of Directors

The Company encourages stockholder communications with the Board of Directors. Interested persons may directly contact any individual member of the Board of Directors by contacting Shareholder Relations, Bridgeline Digital, Inc., 150 Woodbury Road – 2nd Floor, Woodbury, New York 11797.

COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee assists the Board in the oversight of the audit of our consolidated financial statements and the quality and integrity of our accounting, auditing and financial reporting processes. The Audit Committee is responsible for making recommendations to the Board concerning the selection and engagement of independent registered public accountants and for reviewing the scope of the annual audit, audit fees, results of the audit and auditor independence. The Audit Committee also reviews and discusses with management and the Board such matters as accounting policies, internal accounting controls and procedures for preparation of financial statements. Our Audit Committee is comprised of Mr. Galaznik (Chair), Ms. Kahn and Mr. Ketslakh. Our Board has determined that each of the members of the Audit Committee meet the criteria for independence under the standards provided by the Nasdaq Stock Market. The Board of Directors has adopted a written charter for the Audit Committee. A copy of such charter is available on the Company’s website, www.bridgeline.com. During fiscal 2024, the Audit Committee met four (4) times. Each member of the Audit Committee attended each such meeting. The Chairman of the Audit Committee was present at all meetings.

Our Board has also determined that Mr. Galaznik qualifies as an “audit committee financial expert” as defined under Item 407(d)-(5) of Regulation S-K and as an independent director as defined by the applicable Nasdaq listing standards.

Compensation Committee

The Compensation Committee evaluates the performance of our senior executives, considers the design and competitiveness of our compensation plans, including the review of independent research and data regarding compensation paid to executives of public companies of similar size and geographic location, reviews and approves senior executive compensation and administers our equity compensation plans. In addition, the Committee also conducts reviews of executive compensation to ensure compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended. Our Compensation Committee is comprised of Ms. Kahn (Chair), Mr. Galaznik and Mr. Ketslakh, all of whom are independent directors. The Board of Directors has adopted a written charter for the Compensation Committee. A copy of such charter is available on the Company’s website, www.bridgeline.com. During fiscal 2024, the Compensation Committee met four (4) times and acted two (2) times by unanimous written consent.

Nominating and Corporate Governance Committee

The Nominating and Governance Committee identifies candidates for future Board membership and proposes criteria for Board candidates and candidates to fill Board vacancies, as well as a slate of directors for election by the stockholders at each annual meeting. The Nominating and Governance Committee also annually assesses and reports to the Board on Board and Board Committee performance and effectiveness and reviews and makes recommendations to the Board concerning the composition, size and structure of the Board and its committees. A copy of such charter is available on the Company’s website, www.bridgeline.com. Our Nominating and Governance Committee is comprised of Mr. Ketslakh (Chair) and Ms. Kahn, each of whom are independent directors. During fiscal 2024, the Nominating and Governance Committee met two (2) times.

PROPOSAL 2

APPROVAL OF THE BRIDGELINE DIGITAL, INC.
2025 STOCK INCENTIVE PLAN

On July 18, 2025, the Board adopted the Bridgeline Digital, Inc. 2025 Stock Incentive Plan (“2025 Plan”), subject to approval by the Company's stockholders.

The purpose of the 2025 Plan is to promote the success and enhance the value of Bridgeline Digital and its affiliates by aligning the interests of employees and non-employee directors to those of the Company’s stockholders, and by providing participants with an incentive tied to the strong performance of the Company’s equity. The 2025 Plan is further intended to provide flexibility to the Company in our ability to motivate, attract, and retain the services of employees upon whose judgment, interest, and special effort the successful conduct of our operation largely is dependent. Capitalized terms used in this proposal and not defined in this Proxy Statement are as defined in the 2025 Plan.

Accordingly, the Board is seeking stockholder approval of the 2025 Plan, which provides for a number of terms and limitations, including:

●	authorized for issuance 1,500,000 shares of common stock of the Company, par value $0.01 per share (the “Shares”) under the 2025 Plan;
●	provide for a 10-year term of the 2025 Plan, from the date of stockholder approval;
●

require all equity-based Awards granted under the 2025 Plan to have a minimum one-year vesting period (provided, that up to 5% of the Shares available under the 2025 Plan may be granted as Awards that are not subject to the minimum vesting period requirement);

●	provide that in no event will any dividends or dividend equivalents be paid or distributed until the vesting restrictions of the underlying Award lapse;
●	clarify the circumstances under which the 2025 Plan administrator can accelerate the time or times at which Awards granted under the 2025 Plan become vested, unrestricted or exercisable; and
●	certain other immaterial or clarifying changes.

If stockholders decline to approve the 2025 Plan, we will not be authorized to compensate employees in Shares, which will limit and impair our ability to motivate, attract, and retain qualified individuals. As a result, we would need to make significant changes to our compensation practices that would limit our flexibility to provide competitive compensation and thus our ability to motivate, attract, and retain highly qualified talent.

Assuming stockholder approval of the 2025 Plan, at the Company’s forecasted pace of granting Awards that normally pay out in Shares or allow the purchase of Shares, assuming stable future rates (based on current rates) of compensation, award recipient population, award forfeitures, Shares withheld for tax purposes, and Share price, the Company currently expects the total number of Shares reserved for issuance to last through 2027.

Modest Share Usage and Shareholder Dilution

The following table shows our potential dilution (referred to as “overhang”) levels, based on our “Total Potential Overhang,” which includes our request for 1,500,000 Shares to be approved for grants under the 2025 Plan, and our “Common Stock Outstanding.”

These requested shares represent approximately 12.4% of our Common Stock, calculated as described in the table below. All data in the table is based upon awards issued under the 2025 Plan and the Prior Plan.

No other plans have outstanding awards or shares available for future awards.

The following information is as of July 21, 2025:

Total Equity Grants Outstanding (1)	2,152,784
Total Shares Available for Grant (2)	0
Additional Shares Requested (3)	1,500,000
Total Potential Overhang (4)	3,652,784
Common Stock Outstanding	12,112,068
Potential Dilution of Additional Shares Requested as a Percentage of Common Stock Outstanding	12.4%
Market Closing Price of Common Stock	$1.53
Weighted-Average Exercise Price of Outstanding Stock Options	$2.20
Weighted-Average Remaining Contractual Life of Outstanding Stock Options	6.8 years

1.	The Total Equity Grants Outstanding consists of 1,799,477 options and 353,307 restricted stock.

2.

Upon effectiveness of the 2025 Plan, no further awards will be made under the 2016 Plan.  The 2016 Plan will be replaced by the 2025 Plan. No further shares are expected to be granted under the 2016 Plan unless the 2025 Plan is not approved by shareholders. If any shares are granted under the 2016 Plan prior to the approval of the 2025 Plan, it will directly reduce the number of shares available under the 2025 Plan.

3.

To the extent any awards are granted under the 2016 Plan after July 21, 2025, the proposed share reserve will be reduced by one (1) share for every one (1) share subject to an option, share appreciation right or other award.

4.	The Total Potential Overhang consists of (i) Total Equity Grants Outstanding (assuming target performance of outstanding performance-based grants), plus (ii) Total Shares Available for Grant, plus (iii) Additional Shares Requested.

Plan Highlights

The 2025 Plan affords the Company flexibility in designing long-term equity and equity-based incentives that are responsive to evolving regulatory changes, compensation best practices, and business strategy through the incorporation of tailored, performance-based measures. The 2025 Plan also contains a number of features that are designed to protect and promote stockholder interests and ensure that awards are granted through a disciplined and thoughtful process, including the following:

No Discounted Stock Options

The 2025 Plan prohibits the grant of stock options with an exercise price less than the fair market value of our Common Stock on the date of grant.

No Repricing of Awards Without Prior Stockholder Approval

The 2025 Plan prohibits the repricing of stock options and stock appreciation rights without stockholder approval.

No Grants of “Reload” Awards Without Stockholder Approval

The 2025 Plan does not provide for “reload” awards (the automatic substitution of a new award of like kind and amount upon the exercise of a previously granted award) without stockholder approval.

No Annual “Evergreen” Provision

The 2025 Plan provides a specific maximum Share limitation and does not contain an annual or automatic increase in the number of shares available for awards.

Cap on Full-Value Awards

The 2025 Plan includes a 1,500,000 limit on the number of Shares that may be issued as full-value Awards (i.e., Awards other than stock options or stock appreciation rights) to any one participant.

Prohibition of Certain Share Recycling, or “Liberal Share Counting,” Practices

The 2025 Plan prohibits adding back to the authorized share total. Shares that were withheld, deducted, or delivered for tax payments relating to stock options or stock appreciation rights; used to pay the exercise price of stock options; repurchased on the open market with proceeds of stock option exercises; or not issued upon exercise for any reason (including as a result of the net settlement or net exercise) of an outstanding stock option or a share-settled stock appreciation right.

Limit on Incentive Stock Options

The 2025 Plan provides that no more than an aggregate of 1,500,000 shares may be issued pursuant to the exercise of incentive stock options within the meaning of Section 422 of the Code.

No Dividends Paid Out on Unearned Awards

The 2025 Plan provides that dividends and dividend equivalents may be paid only when the underlying Award is paid or settled.

No “Liberal Change of Control” Definition

The 2025 Plan’s definition of “change of control” for purposes of accelerating vesting of Awards is not considered “liberal.” For example, mergers, consolidations, reorganizations, asset sales and asset dispositions only give rise to a change of control if they are consummated (with existing stockholders owning less than a majority of the voting power after the transaction), and not if they are merely approved by stockholders.

Ten-Year Plan Term

The 2025 Plan prohibits granting awards upon a date more than ten (10) years after stockholder approval and limits the exercise term of stock options and stock appreciation rights to ten (10) years from the date of grant.

Independent Committee Administration

The 2025 Plan is administered by our Compensation Committee, which is comprised solely of independent, non-employee directors.

Plan Summary

The following is a summary of the material provisions of the 2025 Plan and is qualified in its entirety by reference to the complete text of the 2025 Plan included in this Proxy Statement as Appendix A.

Purpose, Duration, and Governance

The purpose of the 2025 Plan is to promote the success and enhance the value of Bridgeline and its affiliates by linking the personal interests of participants in the 2025 Plan to the interests of the Company's stockholders and to provide an incentive for outstanding performance. Subject to stockholder approval, the 2025 Plan will remain in effect until the earlier of its termination in accordance with its terms, the tenth anniversary of the date it became effective, or the purchase or acquisition of all of the shares subject to the 2025 Plan.

The Compensation Committee (or another Committee designated by the Board) may make grants of the following types of Awards, each of which are described in greater detail below: Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Cash-Based Awards, and Stock-Based Awards and determines the terms of the awards. Each Award will be evidenced by a written agreement (the “Award Agreement”), which may take electronic form.

Each award under the 2025 Plan will constitute compensation for services performed or to be performed by the recipient. The 2025 Plan does not require anyone eligible to receive an Award to pay any monetary consideration for the Award.

Share Authorization and Limits

The number of Shares authorized for issuance under the 2025 Plan is limited to 1,500,000.

Awards intended to be eligible to be Performance-Based Compensation (as defined below) are subject to the following limits in any one fiscal year to any one individual:

●	Stock Options or Stock Appreciation Rights: 1,000,000 Shares;
●	Restricted Stock or Restricted Stock Units: 1,000,000 Shares;
●	Cash-Based Awards: $1,000,000; and
●	Stock-Based Awards: 1,000,000 Shares.

Upon the consummation of certain corporate events, such as a change in capitalization of Bridgeline, merger, or stock split, the Compensation Committee will, in order to prevent dilution or enlargement of award-holders’ rights, substitute or adjust share limits and terms of Awards under the 2025 Plan. The Compensation Committee may make adjustments in the terms and conditions of awards due to other unusual or nonrecurring events affecting Bridgeline or changes in applicable laws, regulations, or accounting principles, whenever the Compensation Committee determines appropriate to prevent unintended dilution or enlargement of the benefits of the Award (“Award Adjustments”).

Eligibility

Employees, non-employee directors, and third party consultants of Bridgeline and its affiliates are eligible for Awards under the 2025 Plan.

Administration

The Compensation Committee will administer the 2025 Plan. Actions taken by the Compensation Committee are final, conclusive, and binding. The Compensation Committee has discretion to interpret the 2025 Plan, determine eligibility for Awards under the 2025 Plan, establish the terms of Awards and adopt rules and regulations for administering the 2025 Plan. Subject to applicable restrictions in the 2025 Plan or the Compensation Committee Charter, the Compensation Committee may delegate any of its administrative duties to any other person or persons. The Compensation Committee may also delegate any of its duties, except with respect to Awards to its executive officers (or persons subject to Section 16 of the Exchange Act), to one or more Compensation Committee members or to one or more officers of Bridgeline or its affiliates, subject to periodic reports to the Compensation Committee regarding the nature and scope of the Awards granted under such delegation, and subject to applicable restrictions in the Committee’s Charter.

Fair Market Value

For purposes of the 2025 Plan, the Compensation Committee has the authority to determine fair market value with respect to Shares using any of several alternative methods commonly used in compensation practices, including the average trading values of the stock over a period of days. The Compensation Committee may elect to use different methods of establishing fair market value at different times, or for different purposes, under the 2025 Plan (such as using the average of a single day’s high and low trading prices for establishing the exercise price of a Stock Option, but a multi-day average for valuing Shares delivered in lieu of a cash payment).

Minimum Vesting or Restriction Period

Equity awards under the 2025 Plan are generally subject to minimum vesting or restriction periods of one year; provided, however, that up to 5% of the Shares available under the 2025 Plan may be granted as Awards that are not subject to the minimum vesting period requirement.

Stock Options

Under the 2025 Plan, the Compensation Committee may grant options to purchase Shares (“Stock Options”), which can qualify as “incentive stock options” within the meaning of Section 422 of the Code or “non-qualified stock options”. No Stock Option may be exercised later than the ten year anniversary of its date of grant. The Compensation Committee determines, in each Award Agreement, the extent to which an individual has the right to exercise each Stock Option following termination of employment or service with Bridgeline or its affiliates. The Compensation Committee may substitute Stock Appreciation Rights (as defined below) for any outstanding Stock Options, on terms and economic benefit equivalent to such Stock Options (“SAR Substitution”).

The exercise price of each Stock Option granted under the Plan shall be determined by the Compensation Committee and specified in the applicable Award Agreement. Such exercise price shall be subject to the following:

In the case of an Incentive Stock Option:

a. If granted to an Employee who, at the time of grant, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

b. If granted to any other Employee, the exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

In the case of a Non-Qualified Stock Option, the exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

The Compensation Committee may, in its discretion, establish an exercise price for any Stock Option that exceeds the Fair Market Value of the Common Stock on the date of grant or that is indexed to such Fair Market Value, provided that in all cases the exercise price shall comply with the applicable minimum requirements set forth above and with all applicable laws, including Section 409A of the Internal Revenue Code, to the extent applicable.

The Compensation Committee may impose such restrictions on any Shares acquired upon the exercise of a Stock Option as it deems advisable. The Compensation Committee shall determine, and specify in the applicable Award Agreement, the extent to which a Participant may retain and exercise Stock Options following the termination of the Participant’s employment or service with the Company or any of its Affiliates.

Stock Appreciation Rights

Under the 2025 Plan, the Compensation Committee may grant Awards in the form of the right to receive the difference in fair market value of a share of common stock on the date of exercise over the per-share price at which such right is granted (a “Stock Appreciation Right”).

Each Stock Appreciation Right would be evidenced by an Award Agreement that specifies the exercise price, the number of shares of common stock on which the Stock Appreciation Right is based, and other conditions and provisions determined by the Compensation Committee. No Stock Appreciation Right may be exercised later than the ten (10) year anniversary of its date of grant. The Compensation Committee will determine, in each Award Agreement, the extent to which an individual has the right to exercise each Stock Appreciation Right following termination of employment or service with Bridgeline Digital or its affiliates.

The grant price of each Stock Appreciation Right must be based on 100% of the fair market value of our Common Stock on the date of grant, set at a premium to the fair market value of our Common Stock on the date of grant, or indexed (as determined by the Compensation Committee) to the fair market value of our Common Stock on the date of grant but in no event may be less than the fair market value of a share of Common Stock on the date of grant. Stock Appreciation Rights (subject to certain limitations) may be exercised on terms determined by the Compensation Committee. The Compensation Committee determines, in each Award Agreement, the extent to which an individual has the right to retain and exercise a Stock Appreciation Right following termination of employment or service with Bridgeline or its affiliates.

In the Compensation Committee’s discretion, payment for an exercised Stock Appreciation Right may be in cash, Shares (based on fair market value on the date of exercise), or in a combination of the foregoing. The Compensation Committee may impose such restrictions on Shares acquired pursuant to exercise of a Stock Appreciation Right as it determines advisable.

Restricted Stock and Restricted Stock Units

Under the 2025 Plan, the Compensation Committee may grant Shares subject to a period in which such Shares are subject to forfeiture based on discontinued service, the failure to achieve performance criteria, and/or the occurrence of other events as determined by the Compensation Committee (“Restricted Stock”) and may grant Awards denominated in units subject to forfeiture (“Restricted Stock Unit”). Restricted Stock Units may be paid in cash, Shares, or a combination thereof as determined by the Compensation Committee.

The Compensation Committee may impose such conditions or restrictions on Restricted Stock or Restricted Stock Units as it deems advisable. No Restricted Stock Unit will confer any voting rights, although holders of Restricted Stock do have voting rights during the period of restriction applicable to such awards. The Compensation Committee will determine, in each Award Agreement, the extent to which an individual has the right to retain each Share of Restricted Stock or Restricted Stock Unit following termination of employment or service with Bridgeline or its affiliates.

Cash-Based Awards and Stock-Based Awards

Under the 2025 Plan, the Compensation Committee may grant awards denominated in cash (“Cash-Based Awards”) and equity-based or equity-related awards not otherwise described by the terms of the 2025 Plan (“Stock-Based Awards”). The Compensation Committee will determine the value, and any predicate performance criteria, of each Cash-Based Award, and will determine whether the Cash-Based Award will be payable in cash, Shares (subject to such restrictions as are determined by the Compensation Committee), or a combination of the two, having a fair market value equal to the value of the Cash-Based Award. Stock-Based Awards may include the grant of Shares or payment of cash in such amounts and subject to such terms and conditions including, but not limited to, being subject to performance criteria, or in satisfaction of such obligations, as the Compensation Committee determines. The Compensation Committee determines, in each Award Agreement, the extent to which an individual has the right to receive each Cash-Based Award or Stock-Based Award following termination of employment or service with Bridgeline or its affiliates.

United States Federal Income Tax Consequences of Awards

The following is a brief summary of the U.S. federal income tax aspects of Awards under the Plan based upon the U.S. federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive, and the exact tax consequences to anyone will depend upon that person’s particular circumstances and other factors.

Stock Options and Stock Appreciation Rights

Generally, with respect to Stock Options, the individual will not recognize income at the time the Stock Option is granted. On exercise of the Stock Option, the individual recognizes ordinary income in an amount equal to the difference between the fair market value (as defined in the Code) of a Share on the date of exercise and the exercise price. At disposition of the Shares acquired upon the exercise of a Stock Option, any appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss), depending upon the length of time that the individual has held the Shares. A Company subsidiary that employs a Stock Option recipient generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the individual in connection with the exercise of a Stock Option.

Generally, with respect to Stock Appreciation Rights, the individual will not recognize income at the time the Stock Appreciation Rights are granted. On exercise of the Stock Appreciation Rights, the individual recognizes ordinary income in an amount equal to the difference between the fair market value (as defined in the Code) of a Share on the date of exercise and the exercise price. If the individual received Shares upon exercise, any appreciation (or depreciation) after the date of exercise is treated as either short-term or long -term capital gain (or loss), depending upon the length of time that the individual has held the Shares. A Company subsidiary that employs a Stock Appreciation Right recipient generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the individual in connection with the exercise of the Stock Appreciation Right.

Restricted Stock

Generally, an individual will not recognize any taxable income upon the grant of Restricted Stock, except as described below. At the time the Restricted Stock vests or become transferable, the fair market value of Shares is taxable to the individual as ordinary income. Any subsequent appreciation (or depreciation) after the date of vesting is treated as either short-term or long-term capital gain (or loss), depending upon the length of time that the individual has held the Shares. An individual may make an election to be taxed on the fair market value of the Restricted Stock on the date of grant, in which case subsequent appreciation (or depreciation) after the date of vesting is treated as either short-term or long-term capital gain (or loss), depending upon the length of time that the individual has held the Shares. If the individual forfeits the Restricted Stock after making such an election, the individual is not entitled to claim a loss for the fair market value of the Shares recognized upon vesting. With respect to Restricted Stock, a Company subsidiary that employs an award recipient generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the individual.

Restricted Stock Units, Cash-Based Awards and Stock-Based Awards

Generally, an individual will not recognize any taxable income upon the grant of Restricted Stock Units, Cash-Based Awards or Stock-Based Awards. At the time the individual receives payment for the Restricted Stock Units, Cash-Based Awards or Stock-Based Awards, the fair market value of Shares or the amount of any cash received in payment for such awards generally is taxable to the individual as ordinary income. If the individual received Shares as payment for the award, any appreciation (or depreciation) after the date of payment is treated as either short-term or long-term capital gain (or loss), depending upon the length of time that the individual has held the Shares. A Company subsidiary that employs an award recipient generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the individual upon payment.

Certain Tax Code Limitations on Deductibility

Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that a public company may deduct each year for compensation paid to “covered employees,” which includes compensation under the 2025 Plan.

Dividends and Dividend Equivalents

Holders of Stock Options, or Stock Appreciation Rights will not be credited with dividends or dividend equivalents on account of dividends declared or paid on Shares. The Compensation Committee may, in its discretion, provide for Restricted Stock or Restricted Stock Units to be credited with dividends paid on Shares or with dividend equivalents, and may determine in its discretion the form of payment of those dividends or dividend equivalents, provided, however, that any dividends or dividend equivalents under an Award will be subject to the same vesting and performance conditions and payment dates as the underlying Shares, and in no event shall any dividends or dividend equivalents be paid to a Participant unless and until the Award to which they relate has vested.

Performance-Based Compensation

The Compensation Committee may grant Awards other than a Stock Option or Stock Appreciation Right that are intended to provide remuneration solely on account of the attainment of one or more pre-established, objective performance criteria (“Performance-Based Compensation”). The vesting, payment, or value of Performance-Based Compensation will be determined by the attainment of one or more goals based on achievement of performance metrics as determined by the Board of Directors or Compensation Committee, from time to time.

Change of Control

The following paragraphs describe how awards under the 2025 Plan would be affected in the event of a Change of Control (as defined below), except as otherwise provided in the Award Agreement or other agreement between the individual and Bridgeline.

Change of Control, as defined in the 2025 Plan, occurs if:

●	a person acquires (other than directly from Bridgeline) securities representing 50% or more of the combined voting power of Bridgeline’s outstanding securities;
●

within any 24-month period the persons who were serving as members of Bridgeline's Board (the “Incumbent Directors”) cease to constitute a majority of the members of Bridgeline's Board (provided that any Directors elected to the Board by a majority of the Incumbent Directors then still in office will be treated as Incumbent Directors for this purpose);

●

a merger, reorganization, or similar transaction (including a sale of substantially all assets) occurs, where Bridgeline’s stockholders immediately prior to such transaction control less than a majority of the voting power in the surviving, resulting, or acquiring entity immediately after the transaction; or

●

the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company, or the approval by the Board of a plan of complete or partial liquidation or dissolution of an Affiliate of the Company that is a life insurance operating company, which Affiliate’s assets represent fifty percent (50%) or more of the combined assets of all Affiliates of the Company that are life insurance operating companies measured as of the date immediately preceding the date the liquidation or dissolution is approved.

The Compensation Committee may reasonably determine in good faith prior to the occurrence of a Change of Control that a successor to Bridgeline will honor or assume an Award under the 2025 Plan, or that the successor will substitute new rights (in each case as defined in the 2025 Plan, an “Alternative Award”). In the event that a participant holds an Alternative Award, the vesting or exercisability of the Award will not be accelerated by reason of the Change of Control. If the successor makes no Alternative Award, the Change of Control will affect Awards as described below.

If a successor does not honor or assume outstanding Awards, outstanding Stock Options and Stock Appreciation Rights will become immediately exercisable and, if an individual’s employment is involuntarily terminated for any reason other than Cause (as defined in the 2025 Plan) within 12 months following the Change of Control, the individual will have until the earlier of the term of the Stock Option or Stock Appreciation Right or 12 months following such termination date to exercise the Stock Options or Stock Appreciation Rights. Any forfeiture provisions or other restrictions on Restricted Stock or Restricted Stock Units will lapse. The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, (including Awards intended to be Performance-Based Compensation) will be deemed fully earned based on attainment of target performance as of the effective date of the Change of Control, and the vesting of all such Awards denominated in Shares or cash will be accelerated and be paid to individuals in the specified form within 30 days following the effective date of the Change of Control. All Cash-Based Awards and Stock-Based Awards will vest immediately and be paid as determined by the Compensation Committee.

Rather than the treatment discussed in the preceding paragraph, the Compensation Committee may unilaterally determine that all outstanding Awards under the 2025 Plan are cancelled and the value of each award, as determined by the Compensation Committee in accordance with the 2025 Plan and Award Agreement, will be paid out in cash in an amount based on the Change of Control Price (no payment, however, will be made on account of a Stock Option or Stock Appreciation Right using a value higher than the fair market value on the date of the settlement). “Change of Control Price” means the highest price per Share offered in conjunction with the Change of Control (determined by the Compensation Committee in good faith if any part of the price is payable other than in cash) or, if the Change of Control occurs solely due to a change in the composition of the Board, the highest fair market value of the Shares on any of the 30 trading days prior to the Change of Control.

Amendment and Termination; Miscellaneous Terms

The Compensation Committee or Board may, at any time, amend, suspend, or terminate the 2025 Plan in whole or in part, except that Stock Options and Stock Appreciation Rights will not be repriced, replaced, or re-granted through cancellation or by lowering the exercise price of a previously granted Stock Option or Stock Appreciation Right, or by grant of another Award or payment in cash, without stockholder approval (other than in the case of an Award Adjustment or SAR Substitution). To the extent necessary under any applicable law, regulation, or exchange requirement, no amendment will be effective unless approved by the stockholders of Bridgeline. No termination, amendment, or suspension of the 2025 Plan will adversely affect in any material way any Award previously granted under the 2025 Plan without the written consent of the Award recipient.

The 2025 Plan does not limit the right of Bridgeline or any of its affiliates to establish any other compensation or benefit plans or programs. Except as otherwise stated in any other benefit plan or program, no Award under the 2025 Plan is treated as compensation for purposes of calculating anyone’s rights under any such other plan or program.

No awards under the 2025 Plan may be sold, transferred, pledged, or assigned other than by will or the laws of descent and distribution, except that the Compensation Committee may provide for transfers without consideration. Except as so provided by the Compensation Committee, no other Award made under the 2025 Plan may be sold, transferred, pledged, or assigned other than by will or the laws of descent and distribution.

Subject to the provisions of the Plan, the Compensation Committee shall have the full authority, in its sole discretion, to accelerate the time or times at which awards become vested, unrestricted or exercisable.

Clawback

All awards under the 2025 Plan are subject to any Bridgeline performance-based compensation recoupment policy in effect from time to time.

Additional Information

Under the 2025 Plan, each Share issued, regardless of the form of award that causes the payment, will count equally as one Share deducted from the total number of shares reserved for issuance as compensation.

Stockholder Approval

If stockholders approve the 2025 Plan, Bridgeline plans to file a Registration Statement on Form S-8 with the SEC to register the Shares available for issuance under the 2025 Plan.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote “FOR” the approval of the Bridgeline Digital, Inc. 2025 Stock Incentive Plan.

PROPOSAL 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. We seek to closely align the interests of our named executive officers with the interests of our stockholders, and our Compensation Committee regularly reviews named executive officer compensation to ensure such compensation is consistent with our goals.

Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Bridgeline Digital, Inc. (the “Company”), approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Company’s Proxy Statement for the 2024 Annual Meeting of Stockholders, pursuant to Item 402 of Regulation S-K, including the accompanying tabular disclosure regarding named executive officer compensation and the corresponding narrative disclosure and footnotes.”

This vote is advisory, which means that the vote on executive compensation is not binding on the Company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns.

Vote Required

This Say-on-Pay vote is a non-binding, advisory vote. However, you are entitled to vote “for,” “against,” or “abstain” for this Say-on-Pay proposal. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote “FOR” the advisory resolution above, approving of the compensation paid to the Company’s named executive officers.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

PKF O’Connor Davies, LLP (“PKF”) has acted as the Company’s independent registered public accounting firm for the fiscal years ended September 30, 2024 and 2023. Neither the Company’s bylaws nor the governing documents or law require stockholder ratification of the selection of PKF as the Company’s independent registered public accounting firm. However, this proposal is being submitted as a matter of good corporate practice. If the stockholders do not ratify PKF, the appointment of another firm of independent certified public accountants may be considered by the Company’s Audit Committee. Even if PKF is ratified, the Company’s Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that doing so is in the best interests of the Company and its stockholders.

During the fiscal years ended September 30, 2024 and September 30, 2023, neither the Company, nor any party on behalf of the Company, consulted with PKF regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the audit opinion that might be rendered regarding the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that PKF concluded was an important factor considered by the Company in deciding on any accounting, auditing or financial reporting issue, or (b) any matter subject of any “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Upon the recommendation of the Audit Committee, the Board of Directors appointed PKF to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 2025, and hereby recommends that the stockholders ratify such appointment.

As previously stated, the Board may terminate the appointment of PKF as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders whenever the Board of Directors deems such termination necessary or appropriate.

Representatives of PKF will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by PKF for the fiscal years ended September 30, 2024 and September 30, 2023.  The Company did not engage its independent registered public accounting firm during either of the fiscal years ended September 30, 2024 or September 30, 2023 for any other non-audit services.

Type of Service	Amount of Fee for Fiscal Year Ended
	September 30,	September 30,
	2024	2023
Audit Fees	$242,300	$245,500
Audit-Related Fees	—	—
Tax Fees	—	—
Total	$242,300	$245,500

Audit Fees. This category includes fees for the audits of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

Audit-Related Fees. This category consists of audits performed in connection with certain acquisitions.

Tax Fees. This category consists of professional services rendered for tax compliance, tax planning and tax advice.

There were no other fees paid or accrued to PKF during the fiscal years ended September 30, 2024 or September 30, 2023.

Audit Committee Pre-Approval Policies and Procedures.

Before an independent public accounting firm is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee. Our Audit Committee has the sole authority to approve the scope of the audit and any audit-related services as well as all audit fees and terms. Our Audit Committee must pre-approve any audit and non-audit related services by our independent registered public accounting firm. During our fiscal year ended September 30, 2024, no services were provided to us by our independent registered public accounting firm other than in accordance with the pre-approval procedures described herein.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee consists of three independent directors, all of whom are “independent directors” within the meaning of the applicable rules of the SEC and Nasdaq’s listing standards. The Audit Committee’s responsibilities are as described in a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.bridgeline.com.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2024 with management and with the Company’s independent registered public accounting firm, PKF O’Connor Davies, LLP. The Audit Committee has discussed with PKF O’Connor Davies, LLP the matters required to be discussed by Auditing Standard 1301, as adopted by the Public Company Accounting Oversight Board relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from PKF O’Connor Davies, LLP required by the Public Company Accounting Oversight Board in Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, and has discussed with PKF O’Connor Davies, LLP its independence.

Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal 2024 be included in the Company’s Annual Report on Form 10-K for filing with SEC.

Submitted by the members of the Audit Committee:

- Kenneth Galaznik, Chairman

- Joni Kahn

- Michael Ketslakh

The information contained above under the caption “Report of the Audit Committee of the Board of Directors” shall not be deemed to be soliciting material or to be filed with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference into such filing.

Vote Required

Ratification of PKF as the Company’s independent auditors for the fiscal year ending September 30, 2025 requires the affirmative vote of the holders of a majority of the voting securities present in person or represented by proxy and entitled to vote on the matter (meaning that of the voting securities represented at the Meeting and entitled to vote, a majority of them must be voted “for” this proposal for it to be approved). Abstentions will have the same effect as a vote “against” this proposal. There will be no broker non-votes on the ratification of PKF since brokers can vote with discretion on this proposal.

Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of PKF as the Company’s independent auditors for the fiscal year ending September 30, 2025.

Recommendation of the Board of Directors

The Board of Directors recommends that stockholders vote “FOR” the ratification of PKF O’Connor Davies, LLP as our independent auditors for the fiscal year ending September 30, 2025.

Other Matters

The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Company at 150 Woodbury Road – 2nd Floor, Woodbury, New York 11797. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Stockholder Proposals and Recommendations for Director

In accordance with the rules established by the SEC, any stockholder of the Company who wishes to present a proposal pursuant to Rule 14a-8 under the Exchange Act to be considered for inclusion in the Company’s proxy statement for such meeting must deliver such proposal in writing to the Company no later than 120 days before the anniversary of this proxy statement. Such proposals should be mailed to: Secretary, Bridgeline Digital, Inc., 100 Sylvan Road – Suite G700, Woburn, MA 01801, on or before April 9, 2026. To be included in the Company’s proxy statement, the proposal must comply with the applicable requirements established by the SEC, our Bylaws, and Delaware Law.

Stockholders wishing to submit proposals to be presented at the next annual meeting or nominate individuals to our Board of Directors must comply with the respective submission requirements and deadlines set forth in our Bylaws. To be considered timely, a stockholder proposal must generally be received by our corporate secretary at our principal executive offices not before May 19, 2026 or after June 18, 2026. With respect to other stockholder proposals, management will be able to vote proxies in its discretion if the Company does not receive notice of the proposal prior to the close of business on June 23, 2026.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees (other than the Company’s nominees) must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 20, 2026.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR E-MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

By order of the Board of Directors,

/s/ Joni Kahn
Joni Kahn
Chairperson of the Board of Directors

BRIDGELINE DIGITAL, INC.

2025 Stock Incentive Plan

ARTICLE 1

1.1   Establishment of the Plan.

On July 18, 2025, the Board of Directors (the “Board”) of Bridgeline Digital, Inc. (the “Company”) approved, subject to stockholder approval, the Bridgeline Digital, Inc. 2025 Stock Incentive Plan (the “Plan”). Initially, a total of 1,500,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) will be reserved for issuance under the Plan.

The Plan permits the grant of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Cash-Based Awards, and Stock-Based Awards.

1.2  Purpose of the Plan. The purpose of the Plan is to promote the success and enhance the value of the Company and Affiliates by aligning the interests of Participants to those of the Company’s stockholders, and by further providing certain Participants with an incentive for strong performance.

The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.

1.3  Duration of the Plan. The Plan shall remain in effect, subject to the right of the Compensation Committee (“Committee”) or the Board to amend or terminate the Plan at any time pursuant to Article 15 herein, until the earlier of (i) the tenth (10th) anniversary of the Effective Date, or (ii) such time as all Shares subject to the Plan have been distributed, purchased or acquired according to the Plan’s provisions. The provisions of the Plan shall continue thereafter to govern all outstanding Awards.

ARTICLE 2

DEFINITIONS

Whenever used in the Plan, the following terms shall have the meaning set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1  “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act, with reference to the Company, and shall also include any corporation, partnership, joint venture, limited liability company, or other entity in which the Company owns, directly or indirectly, at least fifty percent (50%) of the total combined Voting Power of such corporation or of the capital interest or profits interest of such partnership or other entity.

2.2  “Award” means, individually or collectively, a grant under this Plan of Non-Qualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Cash-Based Awards, or Stock-Based Awards, in each case subject to the terms of this Plan.

2.3  “Award Agreement” means either (i) a written agreement entered into by the Company or an Affiliate and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan; or (ii) a written statement issued by the Company or an Affiliate to a Participant describing the terms and provisions of such Award. In either case, the writing may take electronic form.

2.4  “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.5     “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6     “Cash-Based Award” means an Award granted under Article 10 herein, the value of which is denominated in cash as determined by the Committee and which is not any other form of Award described in this Plan.

2.7  “Cause” means: (i) a Participant’s conviction or plea of nolo contendere to a felony; or (ii) an act of dishonesty or misconduct on a Participant’s part that results or is believed likely to result in material damage to the Company’s business or reputation; or (iii) a material violation by a Participant of Company policy, the Code of Business Conduct and Ethics, the Employee Policy & Procedures Handbook or any other employment obligation or standard of conduct that has been communicated to the Participant where such violation played a role in the Company’s decision to terminate the Participant.

2.8    “Change of Control” shall occur if any of the following events occur after the Effective Date:

(i)  Any Person acquires (other than directly from the Company) Beneficial Ownership, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined Voting Power of the Company’s securities;

(ii)  Within any twenty-four (24) month period, the individuals who were Directors of the Company at the beginning of such period (the “Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors or the Board of Directors of any successor to the Company; provided, that any Director elected or nominated for election to the Board by a majority of the Incumbent Directors then still in office shall be deemed to be an Incumbent Director for purposes of this Section 2.8(ii); provided, further, notwithstanding the foregoing, that no individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of Directors of the Company or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, including by reason of any agreement intended to avoid or settle any such election contest or solicitation of proxies or consents, shall be considered an Incumbent Director for purposes of this Section 2.8(ii); or

(iii)  The stockholders of the Company approve a merger, consolidation, share exchange, division, sale or other disposition of all or substantially all of the assets of the Company which is consummated (a “Corporate Event”), and immediately following the consummation of which the stockholders of the Company immediately prior to such Corporate Event do not hold, directly or indirectly, a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation, or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the relevant Corporate Event, holds more than fifty percent (50%) of the consolidated assets of the Company immediately prior to such Corporate Event.

(iv)  The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company, or the approval by the Board of a plan of complete or partial liquidation or dissolution of an Affiliate of the Company that is a life insurance operating company, which Affiliate’s assets represent fifty percent (50%) or more of the combined assets of all Affiliates of the Company that are life insurance operating companies measured as of the date immediately preceding the date the liquidation or dissolution is approved.

Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the combined Voting Power of the Company’s securities as a result of acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of securities over which such Person has Beneficial Ownership; provided, that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional securities that increase the then outstanding combined Voting Power of the Company’s securities Beneficially Owned by such Subject Person, then a Change of Control shall occur.

2.9  “Change of Control Price” means the highest price per share of Shares offered and accepted in conjunction with any transaction resulting in a Change of Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change of Control occurring solely by reason of a change in the composition of the Board, the highest Fair Market Value of the common stock on any of the thirty (30) trading days immediately preceding the date on which a Change of Control occurs.

2.10 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

2.11 “Committee” means the Compensation Committee of the Board of Directors, or any other duly authorized committee of the Board appointed by the Board to administer the Plan, or the Board.

2.12 “Company” means Bridgeline Digital, Inc., a Delaware corporation, and any successor thereto as provided in Article 17 herein.

2.13 “Constructively Terminated” means, unless otherwise specified by the Committee in the Award Agreement, a voluntary termination of employment by an Employee within ten (10) business days after any of the following actions by the Company, Affiliate, or person acting on behalf of either:

(i)  Requiring the Employee without his/her consent to be based as his/her regular or customary place of employment at any office or location more than fifty (50) miles from the location at which the Employee performed his/her duties immediately prior to the Change of Control, or in a state other than the one in which the Employee performed his/her duties immediately prior to the Change of Control, in each case except for travel reasonably required in the performance of the Employee’s responsibilities;

(ii)  In the case of an Employee, a material reduction in the Employee’s target cash compensation opportunity below the opportunity in effect at the time of a Change of Control; or

(iii)  Other than an unintentional payroll error in the normal course, in the case of an Employee, failing to pay the Employee’s base salary, other wages, or employment-related benefits as required by law.

2.14   “Consultant” means any person including and advisor or contractor, engaged by the company or Affiliate to render services to such entity, as to whom the registration of an offer or sale of the Company's securities to such person pursuant to a Registration Statement on Form S-8 is available.

2.15   “Director” means any individual who is a member of the Board.

2.16   “Effective Date” means the date the 2025 Plan is approved by the Company's stockholders.

2.17  “Employee” means any employee of the Company or an Affiliate. Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under this Plan. For greater clarity, and without limiting the generality of the foregoing, individuals described in the first sentence of this definition who are foreign nationals or are employed outside of the United States, or both, are Employees and may be granted Awards on the terms and conditions set forth in the Plan, or on such other terms and conditions as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan.

2.18   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.19  “Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the National Association of Securities Dealers Automated Quotations or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award. If, however, the accounting standards used to account for equity awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan, the Committee shall have the ability to determine an Award’s FMV based on the relevant facts and circumstances. If Shares are not traded on an established stock exchange, FMV shall be determined by the Committee based on objective criteria.

2.20  “Fiscal Year” means the year commencing on October 1 and ending September 30 or other time period as approved by the Committee.

2.21   “Grant Price” means the price against which the amount payable is determined upon exercise of an SAR.

2.22  “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder

2.23  “Insider” shall mean an individual who is, on the relevant date, an “executive officer,” as defined under the Exchange Act and Rule 3b-7 (17 C.F.R. Section 240.3b-7), or an “officer” as defined under Section 16 of the Exchange Act and Rule 16a-1 (17 C.F.R. Section 240.16a-1), or any successor to such rules under the Exchange Act, as determined by the Company.

2.24  “Nonqualified Stock Option” or “NQSO” means an Option to purchase Shares, granted under Article 6 herein, which is not intended to be an incentive stock option within the meaning of Section 422 of the Code or that otherwise does not meet such requirements.

2.25  “Option” means the conditional right to purchase Shares at a stated Option Price for a specified period of time in the form of a Non-qualified Stock Option or Incentive Stock Option subject to the terms of this Plan.

2.26  “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

2.27  “Participant” means the holder of an outstanding Award granted under the Plan.

2.28  “Performance Period” means the period of time during which the assigned performance criteria must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.29  “Period of Restriction” means the period when an Award of Restricted Stock or Restricted Stock Unit or other Stock-Based Award, if applicable, is subject to forfeiture based on the passage of time, the achievement of performance criteria, and/or upon the occurrence of other events as determined by the Committee, in its discretion.

2.30  “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof; provided, however, that “Person” shall not include (i) the Company or any Affiliate or (ii) any employee benefit plan (including an employee stock ownership plan) sponsored by the Company or any Affiliate.

2.31  “Restricted Stock” means an Award of Shares subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

2.32  “Restricted Stock Unit” means an Award denominated in units subject to a Period of Restriction, granted under Article 8 herein and subject to the terms of this Plan.

2.33  “Service Provider” means an Employee, Director or Consultant.

2.34     “Share” means a share of common stock of the Company, $0.001 par value per Share.

2.35     “Stock Appreciation Right” or “SAR” means the conditional right to receive the difference between the FMV of a Share on the date of exercise over the Grant Price, pursuant to the terms of Article 7 herein and subject to the terms of this Plan.

2.36  “Stock-Based Award” means an equity-based or equity-related Award granted under Article 10 herein and subject to the terms of this Plan, and not otherwise described by the terms of this Plan.

2.37  “Voting Power” shall mean such number of Voting Securities as shall enable the holders thereof to cast all the votes which could be cast in an annual election of directors of a company.

2.38  “Voting Securities” shall mean all securities entitling the holders thereof to vote in an annual election of directors of a company.

ARTICLE 3

ADMINISTRATION

3.1  General. The Committee and its delegates shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee and its delegates shall be final, conclusive, and binding upon the Participants, the Company, and all other interested parties.

3.2  Authority of the Committee. The Committee shall have full discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement ancillary to or in connection with the Plan, to determine eligibility for Awards, and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Article 15, adopting modifications and amendments, or sub-plans to the Plan or any Award Agreement, including, without limitation, any that are necessary or appropriate to comply with the laws or compensation practices of the countries and other jurisdictions in which the Company and Affiliates operate.

3.3  Delegation. The Committee may delegate to one or more of its members or to one or more Directors or officers of the Company or its Affiliates, any of its duties or powers as it may deem advisable; provided, however, that any such delegate shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated pursuant to this Section 3.3. Subject to the terms of the previous sentence, the Committee may delegate to any individual(s) such administrative duties or powers as it may deem advisable.

ARTICLE 4

SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1  Number of Shares Available for Awards. Subject to possible adjustment, as provided in Section 4.2 herein, the aggregate number of Shares hereby reserved for issuance to Participants under the Plan shall be 1,500,000 (such total number of Shares, including those resulting from adjustments authorized under the Plan, the “Total Share Authorization”). Any Shares issued in connection with any Award shall be counted against the limit as one (1) Share for every one (1) Share issued. The maximum aggregate number of Shares that may be granted in the form of Incentive Stock Options shall be equal to the Total Share Authorization.

Awards that are not settled in Shares shall not reduce any of the Total Share Authorization. If any Stock Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of Shares underlying such unexercised Stock Option or any unexercised Stock Appreciation Right shall again be available for the purposes of Awards under this Plan. If any Shares of Restricted Stock, Restricted Stock Units or Stock Units awarded under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased Shares of Restricted Stock, or Shares underlying any Restricted Stock Unit, Stock Unit or other Stock-Based Award shall again be available for the purposes of Awards under this Plan.

Notwithstanding anything else herein, (i) the total number of Options, Stock Appreciation Rights or other Stock-Based Awards (subject to exercise) that have been exercised, regardless of whether any of the Shares underlying such Awards are not actually issued to the Participant as the result of a net settlement, (ii) any Shares used to pay any exercise price on any Award granted under the Plan that is subject to exercise (including, without limitation, any Options, Stock Appreciation Rights or other Stock-Based Awards (subject to exercise)) and (iii) any Shares used to satisfy tax withholding obligations with respect to any and all Awards granted under the Plan, shall in each case be counted against the Total Share Authorization and shall no longer be available for purposes of granting Awards under this Plan. In addition, Shares repurchased by the Company on the open market using proceeds from the exercise of any Award shall not increase the Total Share Authorization available for future grant of Awards hereunder.

The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Restricted Stock or Restricted Stock Units. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.

Unless and until the Committee determines that an Award to an Insider shall not be designated as Performance-Based Compensation, the following limits (“Award Limits”) shall apply to grants of Awards to Insiders under the Plan:

(a)  Options and SARs: The maximum aggregate number of Shares that may be granted in the form of Options or Stock Appreciation Rights, pursuant to any Award granted in any one Fiscal Year to any one Participant, shall be one million (1,000,000).

(b)  Restricted Stock/Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock/Restricted Stock Units granted in any one Fiscal Year to any one Participant shall be one million (1,000,000).

(c)  Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Fiscal Year may not exceed shall be one million dollars ($1,000,000) determined as of the date of vesting or payout, as applicable.

(d)  Stock Awards: The maximum aggregate grant with respect to Awards of Stock-Based Awards in any one Fiscal Year to any one Participant shall be shall be one million (1,000,000).

4.2  Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, extraordinary dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of securities, exchange of securities, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Award Limits, the limit on issuing Awards other than Options granted with an Option Price equal to at least the FMV of a Share on the date of grant or Stock Appreciation Rights with a Grant Price equal to at least the FMV of a Share on the date of grant, and any other value determinations applicable to outstanding Awards or to this Plan. The Committee shall also make appropriate adjustments in the terms of any Awards under the Plan to reflect, or related to, such changes or distributions and may modify any other terms of outstanding Awards, including modifications of performance criteria and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be final, conclusive, and binding on Participants under the Plan.

Subject to the provisions of Article 15 and any applicable law or regulatory requirement, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance, assumption, substitution, or conversion of Awards under this Plan in connection with any such corporate event or transaction upon such terms and conditions as it may deem appropriate. Additionally, the Committee may amend the Plan, or adopt supplements to the Plan, in such manner as it deems appropriate to provide for such issuance, assumption, substitution, or conversion as provided in the previous sentence.

4.3  Minimum Vesting, Performance Period and Period of Restriction. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or other Stock-Based Award (collectively, “Equity Awards”), (i) the Period of Restriction with respect to any such Award of Restricted Stock, Restricted Stock Units or other Stock-Based Award, (ii) the Performance Period with respect to any such Award of or other Stock-Based Award and (iii) the vesting period with respect to any such Option, Stock Appreciation Right or other Stock-Based Award shall each be no less than one (1) year; provided, that, subject to the terms of the Plan, the Committee may (at the time of grant or thereafter) provide for the earlier lapsing of restrictions or the vesting of the Equity Award in connection with death, disability, retirement, a Change of Control or involuntary termination; and provided further, that, subject to the limitations set forth in Section 4.1, Equity Awards with respect to up to five percent (5%) of the Total Share Authorization may be granted that are not subject to the foregoing limitations.

ARTICLE 5

ELIGIBILITY AND PARTICIPATION

5.1   Eligibility. Individuals eligible to participate in the Plan include all Service Providers.

5.2  Actual Participation. Subject to the provisions of the Plan, the Committee or its applicable designee may, from time to time, select from all eligible Service Providers, those who will be granted Awards and shall set the nature, terms, and amount of each Award. However, with regard to Insiders, only the Committee may determine the individuals eligible for an Award and use its discretion to determine the nature, terms, and amount of each Award.

ARTICLE 6

STOCK OPTIONS

6.1  Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee in its discretion, provided that Incentive Stock Options are only granted to Employees.

6.2  Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and any such other provisions as the Committee shall determine.

6.3  Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee and shall be specified in the Award Agreement.  The Shares to be issued pursuant to the exercise of an Option will be determined by the Committee, subject to the following:

1. In the case of an Incentive Stock Option:

A. Granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company of any Affiliate, the option price will be no less than one hundred ten percent (110%) of the FMV per Share on the date of grant.

B. Granted to any Employee other than an Employee described in paragraph (A) immediately above, the Option Price will be no less than one hundred percent (100%) of the FMV per share on the date of grant.

2. In the case of a Non-Statutory Stock Option, the Option Price will be no less than 100% of the FMV per Share on the date of grant.

Notwithstanding the foregoing provisions of this Section 6.3, Options may be granted with an Option Price less than one hundred percent (100%) of the FMV per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

6.4  Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant.

6.5  Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and on the occurrence of such events, and be subject to such restrictions and conditions, as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.

6.6  Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

The Option Price upon exercise of any Option shall be payable to the Company in full in a form and method approved or accepted by the Committee in its sole discretion subject to such rules and regulations as the Committee may establish.

Subject to Section 6.7 and any governing rules or regulations, as soon as practicable after receipt of a notification of exercise and full payment, the Committee shall cause to be delivered to the Participant, a certificate evidencing Shares, evidence of book entry Shares, or other evidence of Share ownership determined by the Company, in each case in an appropriate amount based upon the number of Shares purchased under the Option(s). Unless otherwise determined or accepted by the Committee, all payments in cash shall be paid in United States dollars.

6.7  Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted pursuant to this Plan as it may deem advisable, including, without limitation, requiring the Participant to hold the Shares acquired pursuant to exercise for a specified period of time, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed and / or traded.

6.8  Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9  Non-transferability of Options. Except for: (1) transfers without consideration for which the Committee may provide in a Participant’s Award Agreement at the time of grant or otherwise, or (2) transfers of specific vested or currently exercisable options exclusively to a former spouse under the terms of a final divorce decree issued by a court of competent jurisdiction, each Option granted under this Article 6 may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement at the time of grant or otherwise by the Committee consistent with this Section 6.9, all Options granted to a Participant under this Article 6 shall be exercisable during the Participant’s lifetime only by such Participant.

6.10  Dividends and Other Distributions. Holders of Options granted hereunder shall not be credited with dividends, dividend equivalents, or other additional rights or benefits on account of dividends declared or paid with respect to the underlying Shares, except as provided in Section 4.2.

ARTICLE 7
STOCK APPRECIATION RIGHTS

7.1  Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time and upon such terms as shall be determined by the Committee in its discretion.

The SAR Grant Price for each grant of a SAR shall be determined by the Committee and shall be specified in the Award Agreement. The SAR Grant Price may include a Grant Price based on:

(i) one hundred percent (100%) of the FMV of the Shares on the date of grant,

(ii) a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or

(iii) is indexed to (but in no event less than 100% of) the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion.

The compensation payable under the SAR shall not exceed the excess of the FMV of the Shares underlying the Options (disregarding any lapse restrictions) on the date the SARs are exercised over the amount specified on the date of grant. The number of Shares subject to the SARs must be fixed on or before the date of grant, the exercise price of the SARs may not be less than the FMV of the Shares underlying the SARs (disregarding any lapse restrictions) on the date of grant. The terms of the SARs may not permit the deferral of compensation from the SARs beyond the date the SARs are exercised.

7.2  SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and any such other provisions as the Committee shall determine.

7.3  Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and reflected in the Award agreement. Except as otherwise determined by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4  Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5  Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (x) the difference between the FMV of a Share on the date of exercise over the Grant Price by (y) the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares of equivalent value (based on the FMV on the date of exercise of the SAR, as defined in the Award Agreement or otherwise defined by the Committee), in some combination thereof, or in any other form approved by the Committee at its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the SAR.

7.6  Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.7  Non-transferability of SARs. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each SAR granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee consistent with this Section 7.7, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

7.8  Other Restrictions. Without limiting the generality of any other provision of this Plan, the Committee may impose such other conditions and/or restrictions on any Shares received upon exercise of an SAR granted pursuant to the Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of an SAR for a specified period of time.

7.9  Dividends and Other Distributions. Holders of SARs granted hereunder shall not be credited with dividends, dividend equivalents, or other additional rights or benefits on account of dividends declared or paid with respect to the underlying Shares, except as provided in Section 4.2.

ARTICLE 8

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1  Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts and upon such terms as the Committee shall determine.

8.2  Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and any such other provisions as the Committee shall determine.

8.3  Non-transferability of Restricted Stock and Restricted Stock Units. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each of the Shares of Restricted Stock and/or Restricted Stock Units granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement or otherwise. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as provided in the Award Agreement or otherwise by the Committee consistent with this Section 8.3.

8.4  Other Restrictions. The Committee shall impose, in the Award Agreement or otherwise, such other conditions and/ or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance criteria, time-based restrictions on vesting following the attainment of the performance criteria, time-based restrictions, restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee subject to Section 18.5, the Company may retain any certificates issued to represent Shares of Restricted Stock, or Shares delivered in consideration of Restricted Stock Units, in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse and appropriate taxes are paid. The Company may make appropriate notations in any book entry register of the restrictions on transferability and potential for forfeiture.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse, and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5  Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following (or legend of similar effect determined by the Committee): The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Bridgeline Digital, Inc. 2025 Stock Incentive Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Bridgeline Digital, Inc.

8.6  Voting Rights. To the extent required by law, Participants holding Shares of Restricted Stock granted hereunder shall be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7  Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion; provided, however, that any dividends or dividend equivalents under an Award will be subject to the same vesting and performance conditions and payment dates as the corresponding Restricted Stock or Restricted Stock Units, as applicable, and in no event shall any dividends or dividend equivalents be paid to a Participant unless and until the Award to which they relate has vested. The Committee may apply any additional restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units; provided, however, that in no event shall dividends or dividend equivalents be paid or distributed until the vesting restrictions of the corresponding Award lapse.

8.8  Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.9  Payment in Consideration of Restricted Stock Units. When and if Restricted Stock Units become payable, a Participant having received the grant of such units shall be entitled to receive payment from the Company in cash, Shares of equivalent value (based on the FMV, as defined in the Award Agreement at the time of grant or otherwise by the Committee), in some combination thereof, or in any other form determined by the Committee at its sole discretion. The Committee’s determination regarding the form of payout shall be set forth or reserved for later determination in the Award Agreement pertaining to the grant of the Restricted Stock Unit.

ARTICLE 9

INTENTIONALLY OMITTED

ARTICLE 10

CASH-BASED AWARDS AND STOCK-BASED AWARDS

10.1  Grant of Cash-Based Awards. Subject to the terms and provisions of this Plan, the Committee, at any time and from time and time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2  Value of Cash-Based Awards. Each Cash-Based Award shall have a value as may be determined by the Committee. For each Cash-Based Award, the Committee may establish performance criteria in its discretion. If the Committee exercises its discretion to establish such performance criteria, the number and/or value of Cash-Based Awards that will be paid out to the Participant will be determined, in the manner determined by the Committee, by the extent to which the performance criteria are met.

10.3  Payment in Consideration of Cash-Based Awards. Subject to the terms of this Plan, the holder of a Cash-Based Award shall be entitled to receive payout on the value of Cash-Based Award determined as a function of the extent to which the corresponding performance criteria, if any, have been achieved.

10.4  Form and Timing of Payment of Cash-Based Awards. Payment of earned Cash-Based Awards shall be as determined by the Committee and evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate FMV equal to the value of the earned Cash-Based Awards (the applicable date regarding which aggregate FMV shall be determined by the Committee). Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

10.5  Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions including, but not limited to being subject to performance criteria, or in satisfaction of such obligations, as the Committee shall determine. Such Awards may entail the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.6  Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to receive Cash-Based Awards and Stock-Based Awards following termination of the Participant’s employment with the Company or Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the applicable Award Agreement, need not be uniform among all Awards of Cash-Based Awards and Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.7  Non-transferability of Cash-Based Awards and Stock-Based Awards. Except for transfers without consideration for which the Committee may provide in a Participant’s Award Agreement or otherwise, each Cash-Based Award and Stock-Based Award granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise by the Committee consistent with this Section 10.7, a Participant’s rights under the Plan shall be exercisable during the Participant’s lifetime only by the Participant.

10.8  Dividends and Other Distributions. During the Period of Restriction, Participants holding Stock-Based Awards granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion; provided, however, that any dividends or dividend equivalents under an Award will be subject to the same vesting and performance conditions and payment dates as the corresponding Stock-Based Award, and in no event shall any dividends or dividend equivalents be paid to a Participant unless and until the Award to which they relate has vested. The Committee may apply any additional restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents; provided, however, that in no event shall dividends or dividend equivalents be paid or distributed until the vesting restrictions of the corresponding Award lapse.

ARTICLE 11

PERFORMANCE-BASED COMPENSATION AND PERFORMANCE MEASURES

The Committee may condition the vesting or payment of an Award on the attainment of one or more performance goals, as determined by the Committee in its discretion. Each Performance Measure, subject to any other provisions of this Article 11 and the Plan and to the extent applicable, may be calculated in accordance with generally accepted accounting principles applicable to the Company, statutory accounting principles, or in a manner consistent with the Company’s publicly disclosed calculation method for the specified measure. Each Award subject to a Performance Measure will be adjusted to such method of calculation as may be provided by the Committee in any Award Agreement or otherwise in connection with the establishment of or any evaluation of attainment of performance goals, as determined by the Committee in its discretion.

Any Performance Measure(s) may be used to measure the performance of the Company as a whole or any business unit of the Company or any individual Affiliate of the Company or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate. In the Award Agreement, the Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals.

The Committee may provide in any Award Agreement or otherwise in connection with an Award that any evaluation of attainment of a Performance Goal may include or exclude certain items, including, but not limited to, any of the following events that occurs during the relevant period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items, including but not limited to those described in Accounting Standards Codification 225-20, Income Statement: Extraordinary and Unusual Items and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; and (g) defined and publicly disclosed loss mitigation strategies that improve Company solvency but may impact performance.

To the extent that applicable securities laws permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

ARTICLE 12

BENEFICIARY DESIGNATION

A Participant’s “beneficiary” is the person or persons entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. To the extent permitted by the Committee in the Award Agreement or otherwise, a Participant may designate a beneficiary or change a previous beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose. Except to the extent otherwise determined by the Committee in the Award Agreement or otherwise, if no beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death then the beneficiary shall be the individual named by the Participant as the beneficiary for their employer-provided life insurance coverage. If there is no beneficiary for employer-provided life insurance coverage for any reason, then the beneficiary shall be the Participant’s estate.

Notwithstanding the provisions above, the Committee may in its discretion, after notifying the affected Participants, modify the foregoing requirements, institute additional requirements for beneficiary designations, or suspend the existing beneficiary designations of living Participants or the process of determining beneficiaries under this Article 12, or both, in favor of another method of determining beneficiaries.

ARTICLE 13

RIGHTS OF EMPLOYEES

13.1  Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or other service relationship at any time, nor confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or an Affiliate.

Neither an Award nor any benefits arising under this Plan shall constitute part of an employment contract with the Company or an Affiliate and, accordingly, subject to the terms of this Plan, this Plan may be terminated or modified at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company or an Affiliate for severance payments or otherwise except as provided in this Plan.

For purposes of the Plan, unless otherwise provided by the Committee, transfer of employment of a Participant between the Company and an Affiliate or among Affiliates, shall not be deemed a termination of employment. The Committee may stipulate in a Participant’s Award Agreement or otherwise the conditions under which a transfer of employment to an entity that is spun-off from the Company or an Affiliate or a vendor to the Company or an Affiliate, if any, shall not be deemed a termination of employment for purposes of an Award.

13.2  Participation. No Employee shall have the right to be selected to receive an Award. No Employee, having been selected to receive an Award, shall have the right to be selected to receive a future Award or (if selected to receive such a future Award) the right to receive such a future Award on terms and conditions identical or in proportion in any way to any prior Award.

13.3  Rights as a Stockholder. A Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 14

CHANGE OF CONTROL

14.1  Alternative Awards. Notwithstanding Section 14.2 below, no cancellation, acceleration of vesting, lapsing of restrictions, payment of Award, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted Award hereinafter called an “Alternative Award”) by any successor as described in Article 17; provided that any such Alternative Award must:

(a)  Be based on stock which is traded on an established U.S. securities market, or that the Committee reasonably believes will be so traded within sixty (60) days after the Change of Control;

(b)  Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(c)   Have substantially equivalent economic value to such Award (determined at the time of the Change of Control); and

(d)  Have terms and conditions which provide that in the event that the Participant’s employment is involuntarily terminated or Constructively Terminated, any conditions on a Participant’s rights under, or any restrictions on transfer or exercisability applicable to, each such Alternative Award shall be waived or shall lapse, as the case may be.

14.2  Accelerated Vesting and Payment. Subject to the provisions of Section 14.1 or as otherwise provided in the Award Agreement, in the event of a Change of Control, unless otherwise specifically prohibited under law or by the rules and regulations of a national securities exchange:

(a)  Any and all Options and SARs granted hereunder shall become immediately exercisable; additionally, if a Participant’s employment is involuntarily terminated for any reason except Cause within twelve (12) months following such Change of Control, the Participant shall have until the earlier of (i) twelve (12) months following such termination date, or (ii) the term of the Option or SAR, to exercise such Options or SARs;

(b) Any Period of Restriction and other restrictions imposed on Restricted Stock, Restricted Stock Units or Stock-Based Awards shall lapse, and Restricted Stock Units shall be immediately payable;

   (c)  The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock and performance-based Restricted Stock Units (including but not limited to Awards intended to be Performance-Based Compensation) shall be deemed to have been fully earned based on targeted performance being attained as of the effective date of the Change of Control:

(i)  The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, and shall be paid out to Participants within thirty (30) days following the effective date of the Change of Control; and

(ii)  Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change of Control; and

(d)  Upon a Change of Control, unless otherwise specifically provided in a written agreement entered into between the Participant and the Company or an Affiliate, the Committee shall immediately vest and pay out all Cash-Based Awards and other Stock-Based Awards as determined by the Committee.

The Committee shall have the ability to unilaterally determine that all outstanding Awards are cancelled upon a Change of Control, and the value of such Awards, as determined by the Committee in accordance with the terms of the Plan and the Award Agreement, be paid out in cash in an amount based on the Change of Control Price within a reasonable time subsequent to the Change of Control; provided, however, that no such payment shall be made on account of an Option or SAR using a value higher than the FMV on the date of settlement. In the event the Change of Control Price is less than or equal to the Option Price of an Option or the Grant Price of a SAR, such Option or SAR may be canceled without payment.

ARTICLE 15
AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION

15.1  Amendment, Modification, Suspension, and Termination. The Committee or Board may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan in whole or in part; provided, however, that:

(a)  Without the prior approval of the Company’s stockholders, Options and SARs issued under the Plan will not be repriced, replaced, or re-granted through cancellation or by lowering the exercise price of a previously granted Option or SAR or the grant of another Award or payment in cash in substitution of such Options or SARs.

(b)  To the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation, or exchange requirement.

15.2  Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (other than those described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

15.3  Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award. Notwithstanding the prior sentence, any discretionary actions reserved to the Committee under the Plan, Award Agreements and any administrative rules documents are deemed not to adversely affect Award holder rights and do not need written consent of the Participant.

15.4  Acceleration. Subject to the provisions of the Plan and the restrictions imposed by Section 4.3, the Committee shall have the full authority, in its sole discretion, to accelerate the time or times at which Awards become vested, unrestricted or exercisable.

ARTICLE 16
WITHHOLDING

The Company or any Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Affiliate, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign (including the Participant’s FICA or other employment tax obligations or tax penalties that can be assessed against the participant including those under Section 409A of the Code), that the Company or any Affiliate determines is required by law or regulation to be withheld with respect to any taxable event arising or as a result of this Plan. The Committee may provide for Participants to satisfy withholding requirements by having the Company withhold Shares, or withholding taxes from other compensation available and payable to the Participant. Alternatively, the Participant may make other arrangements for the payment of taxes, in either case on such conditions as the Committee specifies.

ARTICLE 17
SUCCESSORS

Any obligations of the Company or an Affiliate under the Plan with respect to Awards granted hereunder, shall be binding on any successor to the Company or Affiliate, respectively, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company or Affiliate, as applicable.

ARTICLE 18
GENERAL PROVISIONS

18.1  Forfeiture Events. Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of events in addition to any otherwise applicable vesting or performance conditions of an Award, to the extent consistent with law. Such events shall include, but shall not be limited to, failure to accept the terms of the Award Agreement, termination of employment under certain or all circumstances, violation of material Company and Affiliate policies, breach of noncompetition, confidentiality, non-solicitation, noninterference, corporate property protection, or other agreement that may apply to the Participant, other conduct by the Participant that is detrimental to the business or reputation of the Company and Affiliates or in conditions under which the Participant is subject to compensation recoupment under any such policy in effect from time to time. If all or any portion of an Award granted under the Plan, or the delivery of Shares pursuant thereto, would fail to comply with applicable law, listing rule or other regulation, such Award may be settled in cash in the sole discretion of the Committee.

All Awards will be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any applicable clawback, forfeiture or other similar policy adopted by the Board and as in effect from time to time; and (ii) applicable law.

18.2  Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

18.3  Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)   Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)  Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

18.4  Investment Representations. The Committee may require each Participant receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the Participant is acquiring the Shares for investment and without any present intention to sell or distribute such Shares or make such other representations, warranties, or covenants that the Committee shall determine to be necessary or appropriate to assure that the grant, terms, and/or payment of any Award complies with applicable law.

18.5  Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis to the extent not prohibited by applicable law or the rules of any stock exchange.

18.6  Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company or an Affiliate may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or an Affiliate and any Participant, beneficiary, legal representative, or any other person. Awards shall be general, unsecured obligations of the Company, except that if an Affiliate executes an Award Agreement instead of the Company (including, without limitation, with respect to an Award to an Employee outside the United States or otherwise) the Award shall be a general, unsecured obligation of the Affiliate and not any obligation of the Company. To the extent that any individual acquires a right to receive payments from the Company or an Affiliate, such right shall be no greater than the right of an unsecured general creditor of the Company or Affiliate, as applicable. All payments to be made hereunder shall be paid from the general funds of the Company or Affiliate, as applicable, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

18.7  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award Agreement. In such an instance, unless the Committee determines to round payments up to the nearest whole Share, determines that payment shall be made in cash, or determines otherwise, fractional Shares and any rights thereto shall be forfeited or otherwise eliminated.

18.8  Other Compensation and Benefit Plans. Nothing in this Plan shall be construed to limit the right of the Company or an Affiliate to establish other compensation or benefit plans, programs, policies, or arrangements. Except as may be otherwise specifically stated in any other benefit plan, policy, program, or arrangement, no Award shall be treated as compensation for purposes of calculating a Participant’s rights, accruals or benefits under any such other plan, policy, program, or arrangement.

18.9 No Constraint on Corporate Action. Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets, or (ii) to limit the right or power of the Company or an Affiliate to take any action which such entity deems to be necessary or appropriate.

ARTICLE 19

LEGAL CONSTRUCTION

19.1  Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

19.2  Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

19.3  Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. The Company or an Affiliate shall receive the consideration required by law for the issuance of Awards under the Plan.

The inability of the Company or an Affiliate to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s or the Affiliate’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company or Affiliate of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

To the extent that Code Section 409A applies to an Award under this Plan, this Plan and all of the terms of that Award are intended to comply with Code Section 409A and shall be interpreted accordingly.

19.4  Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

2025 ANNUAL MEETING OF STOCKHOLDERS OF

BRIDGELINE DIGITAL, INC.

September 16, 2025

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 and 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following nominees as director:

NOMINEES:
- ○ Kenneth Galaznik
- ○ Michael Ketslakh

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

This Proxy is solicited on behalf of the Board of Directors, and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

BRIDGELINE DIGITAL, INC.

100 Sylvan Road, Suite G-700

Woburn, Massachusetts 01801

The undersigned, revoking all proxies, hereby appoints Roger E. Kahn and Thomas R. Windhausen and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of Bridgeline Digital, Inc. (the "Company") which the undersigned would be entitled to vote if present at the 2025 Annual Meeting of Stockholders of the Company to be held on September 16, 2025, at 9:00 A.M. at the Company's New York office located at 150 Woodbury Road, Woodbury, New York and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

Completed proxies should be delivered to the Company's New York office located at 150 Woodbury Road, Woodbury, New York 11797.

The undersigned acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and the Company's Annual Report.

(Continued and to be signed on the reverse side)

1.1 14475

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

BRIDGELINE DIGITAL, INC.

To Be Held On:

September 16, 2025, at 9:00 A.M.

at 150 Woodbury Road, Woodbury, New York 11797

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before September 3, 2025.

Please visit https://bridgeline-digital-inc.ir.rdgfilings.com/, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL:

TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)

E-MAIL: help@equiniti.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. To elect the following nominees as director.

NOMINEES:

Kenneth Galaznik
Michael Ketslakh

Please note that you cannot use this notice to vote by mail.

This Proxy is solicited on behalf of the Board of Directors, and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.